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Exhibit 21.1

107-145 West 135th Street Associates (NY)
1133 Fifteenth Street Associates (DC)
1133 Fifteenth Street Associates II (MD)
1133 Fifteenth Street Associates III
1133 Fifteenth Street Associates IV (MD)
1212 South Michigan
2020 Bruckner Associates Limited Partnership
2900 Van Ness Associates (DC)
341 Prospect Associates Limited Partnership (NY)
5 Mile Limited Partnership (MI)
51 North High Street L.P.
62nd Street Joint Venture
62nd Street Ltd Partnership (IN)
630 East Lincoln Avenue Associates Ltd Partnership (NY)
711 West Casino Associates (WA)
735 Willoughby Avenue Company
7400 Roosevelt Investors (PA)
8503 Westheimer Partners, Ltd. (TX)
Abbott Associates Ltd Partnership (NY)
Abington Corporation (MD)
Abington II Corporation (MD)
Abington II-Oxford Associates, L.P. (IN)
Abington-Oxford Associates, L.P. (IN)
Academy Gardens Associates Limited Partnership (NY)
Acquisition Limited Partnership (MD)
Adirondack Apartments Saranac Associates Limited Partnership (NY)
Advanced Affordable Mill, Ltd. (FL)
AIC REIT Properties LLC
AIMCO 311/313 East 73rd Street, LLC (DE)
AIMCO 452 East 78th Street Property, LLC (DE)
AIMCO 510 East 88th Street Property, LLC (DE)
AIMCO 88th Street/Second Avenue Properties, LLC (DE)
AIMCO Anchorage, L.P. (DE)
AIMCO Angeles GP, LLC (DE)
AIMCO Antioch, L.L.C. (DE)
AIMCO Arbor Station Two, L.P. (DE)
AIMCO Arbor Station, L.P. (DE)
AIMCO Arbors, L.L.C. (DE)
AIMCO Arvada House, LLC (DE)
AIMCO Associated Properties, LP ((DE)
AIMCO Atriums of Plantation L.P. (DE)
AIMCO Bay Club II, L.P. (DE)
AIMCO Bay Club, L.P. (DE)
AIMCO Bayberry Hill, L.L.C. (DE)
AIMCO Beau Jardin, L.L.C. (DE)
AIMCO Beech Lake, L.L.C. (DE)
AIMCO Bent Tree III, L.P. (DE)
AIMCO Bercado Shores, L.L.C. (DE)
AIMCO Biltmore, LLC (DE)
AIMCO Bolton North, L.L.C. (DE)
AIMCO Boston Lofts, L.P. (DE)
AIMCO Bradford, L.L.C. (DE)
AIMCO BRE I, LLC (DE)

AIMCO BRE II, LLC (DE)
AIMCO Breakers, L.P. (DE)
AIMCO Briarwood, L.L.C. (DE)
AIMCO Bridgewater, L.P. (DE)
AIMCO Brittany, L.L.C. (DE)
AIMCO Brokerage Services, Inc. (MD)
AIMCO Brookside, L.L.C. (DE)
AIMCO Brookside/Tustin, L.L.C. (DE)
AIMCO Brookville, L.L.C. (DE)
AIMCO Brookwood, L.L.C. (DE)
AIMCO Burgundy Park, L.P. (DE)
AIMCO Calhoun Club, L.L.C. (DE)
AIMCO Calhoun, L.L.C. (DE)
AIMCO Cameron Villas, L.L.C. (DE)
AIMCO Canterbury Green, L.L.C. (DE)
AIMCO Capital GP I, LLC. (DE)
AIMCO Capital Management II, LLC (DE)
AIMCO Capital Tax Credit Fund I, Limited Partnership (DE)
AIMCO Capital Tax Credit Fund II, LLC (DE)
AIMCO Capital Tax Credit Fund III, LLC (DE)
AIMCO Capital Tax Credit I, Inc. (DE)
AIMCO Capital Tax Credit Management II, LLC (DE)
AIMCO Capital Tax Credit Management III, LLC (DE)
AIMCO Capital, Inc. (DE)
AIMCO Captiva Club, L.L.C. (DE)
AIMCO Carlos Bee, L.L.C. (DE)
AIMCO Casa Anita, L.P. (DE)
AIMCO Cedar Creek, L.P. (DE)
AIMCO Chatham Harbor, L.L.C. (DE)
AIMCO Chelsea Land, L.L.C. (DE)
AIMCO Chelsea Member, L.L.C. (DE)
AIMCO Chelsea Ridge, L.L.C. (DE)
AIMCO Chesapeake, L.P. (DE)
AIMCO Citrus Grove, L.P. (DE)
AIMCO Cobble Creek, L.P. (DE)
AIMCO Colonial Crest, L.L.C. (DE)
AIMCO Colony, L.P. (DE)
AIMCO Colorado Residential Group, Inc. (CO)
AIMCO Columbus Ave., LLC. (DE)
AIMCO Copperchase, L.P. (DE)
AIMCO Copperfield, L.P. (DE)
AIMCO Country Club Heights, LLC (DE)
AIMCO Covington Pointe, L.P. (DE)
AIMCO Crossings at Belle, L.P. (DE)
AIMCO Crossings, LP (DE)
AIMCO Crows Nest Apartments, L.P. (DE)
AIMCO Crows Nest, L.P. (DE)
AIMCO Cutler GP, L.L.C. (DE)
AIMCO Cutler Riverside, L.L.C. (DE)
AIMCO Debaliviere Place I, L.P. (DE)
AIMCO Deerfield II, L.P. (DE)
AIMCO Deerfield, L.P. (DE)

AIMCO Doral Oaks, L.P. (DE)
AIMCO Elm Creek, L.P. (DE)
AIMCO Equity Services, Inc. (VA)
AIMCO Fall River II, L.L.C. (DE)
AIMCO Fall River, L.L.C. (DE)
AIMCO Fieldcrest, L.P. (DE)
AIMCO Fisherman's Landing, L.P. (DE)
AIMCO Fondren Court, L.P. (DE)
AIMCO Fox Crest, L.L.C. (DE)
AIMCO Foxchase, L.P. (DE)
AIMCO Franklin Oaks, L.L.C.
AIMCO Galleria Office, L.P. (DE)
AIMCO Gardens GP LLC (DE)
AIMCO Georgetown, L.L.C. (DE)
AIMCO Glen Hollow, L.L.C. (DE)
AIMCO GP LA, L.P. (DE)
AIMCO Granada, L.L.C. (DE)
AIMCO Greens of Naperville L.L.C. (DE)
AIMCO Greens, L.L.C. (DE)
AIMCO Greenspring, L.P. (DE)
AIMCO Group, L.P. (DE)
AIMCO Hampton Hill, L.P. (DE)
AIMCO Hanover Square/DIP, L.L.C. (DE)
AIMCO Harbor Ridge II, L.L.C. (DE)
AIMCO Harbor Ridge III, L.L.C. (DE)
AIMCO Hastings Green, L.P. (DE)
AIMCO Hastings Place, L.P. (DE)
AIMCO Haverhill, L.L.C. (DE)
AIMCO Heather Ridge, L.P. (DE)
AIMCO Heritage Park, L.P. (DE)
AIMCO Hickory Ridge, L.L.C. (DE)
AIMCO Hickory Ridge, L.P. (DE)
AIMCO Hickory Ridge, L.P. (DE)
AIMCO Holdings, L.P. (DE)
AIMCO Hospitality Management Group, Inc. (DE)
AIMCO Hunters Creek, L.L.C. (DE)
AIMCO Hunters Crossing, L.P. (DE)
AIMCO Hunters Glen, L.P. (DE)
AIMCO Hunters Run, L.L.C. (DE)
AIMCO Independence Green, L.L.C. (DE)
AIMCO IPLP, L.P. (DE)
AIMCO Ivanhoe, L.P. (DE)
AIMCO Jacques-Miller, L.P. (DE)
AIMCO JV Portfolio #1, LLC (DE)
AIMCO Key Towers, L.P. (DE)
AIMCO Lake Castleton Arms, L.L.C. (DE)
AIMCO Lakehaven Two, L.P. (DE)
AIMCO Lakehaven, L.P. (DE)
AIMCO Lakeside Manor, L.P. (DE)
AIMCO Landmark, L.P. (DE)
AIMCO LaValle, L.L.C. (DE)
AIMCO Lincoln Place Apartments, L.P. (DE)

AIMCO LJ Tucson, L.P. (DE)
AIMCO Lofts Holdings, L.P. (DE)
AIMCO Loring Towers, LLC (DE)
AIMCO Los Arboles, L.P. (DE)
AIMCO LP LA, LP (DE)
AIMCO LT, L.P. (DE)
AIMCO Maple Bay, L.L.C. (DE)
AIMCO Marlboro, L.L.C. (DE)
AIMCO Mayfair Village, L.L.C. (DE)
AIMCO Merrill House, L.L.C. (DE)
AIMCO Mesa Ridge L.L.C. (DE)
AIMCO Mesa Ridge L.L.C. (DE)
AIMCO Michigan Meadows Holdings, L.L.C. (DE)
AIMCO Michigan Meadows, L.L.C. (DE)
AIMCO Mountain View, L.L.C. (DE)
AIMCO N.P. Lofts, L.P. (DE)
AIMCO North Andover, L.L.C. (DE)
AIMCO Northpoint, L.L.C. (DE)
AIMCO Northview Harbor, L.L.C. (DE)
AIMCO Oak Falls, L.P. (DE)
AIMCO Oak Forest I, L.L.C. (DE)
AIMCO Oak Forest II, L.L.C. (DE)
AIMCO Oakbrook, L.L.C. (DE)
AIMCO Oakwood Miami, LLC (DE)
AIMCO Oakwood, L.L.C. (DE)
AIMCO Ocean Oaks, L.L.C. (DE)
AIMCO Old Farm, L.L.C. (DE)
AIMCO Old Orchard, L.L.C. (DE)
AIMCO Old Towne West III, L.P. (DE)
AIMCO Park at Cedar Lawn, L.P. (DE)
AIMCO Park Colony, L.L.C. (DE)
AIMCO Park La Brea Inc.(MD)
AIMCO Park Townhomes, L.P. (DE)
AIMCO Pavilion Preservation GP, L.L.C. (DE)
AIMCO Pavilion Preservation GP, L.L.C. (DE)
AIMCO Pavilion, G.P., L.L.C. (DE)
AIMCO Pavilion, L.P., L.L.C. (DE)
AIMCO Peppermill Place, L.P. (DE)
AIMCO Pine Shadows, L.L.C. (DE)
AIMCO Pinebrook, L.P. (DE)
AIMCO Pines, L.P. (DE)
AIMCO Placid Lake, L.P. (DE)
AIMCO Properties Finance Partnership, L.P. (DE)
AIMCO Properties Holdings, L.L.C. (DE)
AIMCO Properties, L.P. (DE)
AIMCO Ramblewood, L.L.C. (DE)
AIMCO Randal Crossing, L.P. (DE)
AIMCO Recovery Fund, L.P. (DE)
AIMCO Rio Cancion, L.P. (DE)
AIMCO Riverside Park, L.L.C. (DE)
AIMCO Rosecroft Mews, L.P. (DE)
AIMCO Royal Crest-Nashua, L.L.C. (DE)

AIMCO Royal Gardens, L.L.C. (DE)
AIMCO Royal Gardens, L.P. (DE)
AIMCO San Bruno Apartments Partners, L.P. (DE)
AIMCO San Marina, L.P. (DE)
AIMCO Sandalwood, L.P. (DE)
AIMCO Sandpiper, L.P. (DE)
AIMCO Seaside Point, L.P. (DE)
AIMCO Select Properties, L.P. (DE)
AIMCO SH, L.L.C. (DE)
AIMCO SH, L.P. (DE)
AIMCO Shadowood, LLC (DE)
AIMCO Signature Point, L.P. (DE)
AIMCO Silver Ridge, L.L.C. (DE)
AIMCO Somerset Lakes, L.L.C. (DE)
AIMCO Steeplechase, L.P. (DE)
AIMCO Stirling Court, L.P. (DE)
AIMCO Stone Pointe, L.L.C. (DE)
AIMCO Stoneridge, L.L.C. (DE)
AIMCO Sun Lake, L.L.C.
AIMCO Sunbury, L.P. (DE)
AIMCO Suncreek, LLC (DE)
AIMCO Sundown, L.P. (DE)
AIMCO Sunset Escondido, L.L.C. (DE)
AIMCO Sunset Village, L.L.C. (DE)
AIMCO Swap, L.L.C. (DE)
AIMCO Swiss Village, L.P. (DE)
AIMCO Timbermill, L.P. (DE)
AIMCO Tor, L.L.C. (DE)
AIMCO Township at Highlands, L.P. (DE)
AIMCO Tree Care Division, LLC (DE)
AIMCO Trinity, L.P. (DE)
AIMCO Tustin, L.P. (DE)
AIMCO Twin Lake Towers, L.P. (DE)
AIMCO University Woods II, L.L.C. (DE)
AIMCO University Woods III, L.L.C. (DE)
AIMCO UT, L.P. (DE)
AIMCO Vantage Pointe, L.L.C. (DE)
AIMCO Venezia A, LLC (DE)
AIMCO Venezia B, LLC (DE)
AIMCO Venezia, LLC (DE)
AIMCO Verdes Associates, L.P. (DE)
AIMCO Verdes del Oriente, L.L.C. (DE)
AIMCO Villa Associates, L.L.C. (DE)
AIMCO Villa De Guadalupe, L.L.C. (DE)
AIMCO Villa Del Sol, L.L.C. (DE)
AIMCO Villa La Paz, L.P. (DE)
AIMCO Village Creek at Brookhill, LLC (DE)
AIMCO Village Crossing, L.L.C. (DE)
AIMCO Village, GP, L.L.C. (DE)
AIMCO Village, L.P. (DE)
AIMCO Walden, L.L.C. (DE)
AIMCO Walnut Springs, L.P. (DE)

AIMCO Warwick, L.L.C. (DE)
AIMCO Waterford Village, L.L.C. (DE)
AIMCO Weatherly, L.P. (DE)
AIMCO Wellsprings, L.L.C. (DE)
AIMCO West Trails, L.P. (DE)
AIMCO Westchase Midrise, L.P. (DE)
AIMCO Wexford Village II, L.L.C. (DE)
AIMCO Wexford Village, L.L.C. (DE)
AIMCO Whispering Pines, L.L.C. (DE)
AIMCO Williamsburg, L.L.C. (DE)
AIMCO Wimbledon Square, L.L.C. (DE)
AIMCO Windgate, L.L.C. (DE)
AIMCO Winter Garden, LLC. (DE)
AIMCO Woodfield, L.L.C. (DE)
AIMCO Woodhill, L.P. (DE)
AIMCO Woodhills, L.L.C. (DE)
AIMCO Woodland Ridge, L.P. (DE)
AIMCO Woodlands, L.L.C. (DE)
AIMCO Woodridge, L.L.C. (DE)
AIMCO Woods of Burnsville, L.L.C. (DE)
AIMCO Woodway Offices, L.P. (DE)
AIMCO Yorktown, L.P. (DE)
AIMCO/Bethesda Holdings, Inc. (DE)
AIMCO/Akron One, L.L.C. (DE)
AIMCO/Allentown, L.L.C. (DE)
AIMCO/Allview, L.L.C. (DE)
AIMCO/Apollo, L.L.C. (DE)
AIMCO/Augusta, L.L.C. (DE)
AIMCO/Beach, L.L.C. (DE)
AIMCO/Beacon Hill, L.L.C. (DE)
AIMCO/Beacon Hill, L.P. (DE)
AIMCO/Bethesda Employee, L.L.C. (DE)
AIMCO/Bethesda GP, L.L.C. (DE)
AIMCO/Bethesda Holdings Acquisitions, Inc. (DE)
AIMCO/Bethesda Holdings, Inc. (DE)
AIMCO/Bethesda II, L.L.C. (DE)
AIMCO/Bethesda Williamsburg, L.L.C. (DE)
AIMCO/Beville, L.L.C. (DE)
AIMCO/Blossomtree L.L.C. (DE)
AIMCO/Blossomtree L.P. (DE)
AIMCO/Bluffs, L.L.C. (DE)
AIMCO/Boardwalk Finance, L.P. (DE)
AIMCO/Boardwalk, L.P. (DE)
AIMCO/Brandermill, L.L.C. (DE)
AIMCO/Brandon, L.L.C. (DE)
AIMCO/Brandywine, L.P. (DE)
AIMCO/Brant Rock I, L.P. (DE)
AIMCO/Brant Rock, L.P. (DE)
AIMCO/Canyon Oaks L.P. (DE)
AIMCO/Casselberry, L.L.C. (DE)
AIMCO/Charleston, L.L.C. (DE)
AIMCO/Chickasaw, L.L.C. (DE)

AIMCO/Chimneytop, L.L.C. (DE)
AIMCO/Cold Harbor GP, LLC
AIMCO/Colonel I, L.P. (DE)
AIMCO/Colonnade, L.L.C. (DE)
AIMCO/Colonnade, L.P. (DE)
AIMCO/Continental Plaza Limited GP, LLC
AIMCO/Cypress Landing L.L.C. (DE)
AIMCO/DFW Apartment Investors GP, LLC
AIMCO/Dunlop Tobacco Associates GP, LLC
AIMCO/Easton Falls, L.P. (DE)
AIMCO/Evergreen L.P. (DE)
AIMCO/Farmingdale, L.L.C. (DE)
AIMCO/Foothills, L.L.C. (DE)
AIMCO/Foothills, L.P. (DE)
AIMCO/Fox Valley, L.L.C. (DE)
AIMCO/Foxtree, L.L.C. (DE)
AIMCO/Foxtree, L.P. (DE)
AIMCO/Freedom Place, L.L.C. (DE)
AIMCO/Freedom Place, L.P. (DE)
AIMCO/Galleria Park Associates GP LLC
AIMCO/Glenbrook L.P. (DE)
AIMCO/Greensboro, L.L.C. (DE)
AIMCO/Greentree L.P. (DE)
AIMCO/Greenville, L.L.C. (DE)
AIMCO/Grovetree, L.L.C. (DE)
AIMCO/Grovetree, L.P. (DE)
AIMCO/Hiddentree, L.L.C. (DE)
AIMCO/Hiddentree, L.P. (DE)
AIMCO/HIL, L.L.C. (DE)
AIMCO/Holliday Associates GP LLC
AIMCO/Islandtree, L.L.C. (DE)
AIMCO/Islandtree, L.P. (DE)
AIMCO/Kettering, L.L.C. (DE)
AIMCO/Kings, L.L.C. (DE)
AIMCO/Kirkman, L.L.C. (DE)
AIMCO/Lake Ridge, L.L.C. (DE)
AIMCO/Lakeridge California, L.L.C. (DE)
AIMCO/Lantana, L.L.C. (DE)
AIMCO/Latrobe L.L.C. (DE)
AIMCO/Laurel, L.L.C. (DE)
AIMCO/Lexington, L.L.C. (DE)
AIMCO/Middletown, L.L.C. (DE)
AIMCO/Minneapolis Associates GP LLC
AIMCO/Montecito, L.P. (DE)
AIMCO/Nashua, L.L.C. (DE)
AIMCO/New WFA Associates Partner, LLC
AIMCO/Newport, L.L.C. (DE)
AIMCO/NHP Partners, L.P. (DE)
AIMCO/NHP Properties, Inc. (DE)
AIMCO/North Woods, L.L.C. (DE)
AIMCO/Ocala, L.L.C. (DE)
AIMCO/Olmos I, L.P. (DE)

AIMCO/Olmos, L.P. (DE)
AIMCO/One Linwood Associates GP LLC
AIMCO/Orchidtree, L.L.C. (DE)
AIMCO/Orchidtree, L.P. (DE)
AIMCO/OTC, L.L.C. (DE)
AIMCO/OTC, L.P. (DE)
AIMCO/OTEF, L.L.C. (MD)
AIMCO/Palm Aire, L.L.C. (DE)
AIMCO/Palm Beach, L.L.C. (DE)
AIMCO/PAM Properties, L.P. (DE)
AIMCO/Park Towne Place Associates GP LLC
AIMCO/Penn Square, L.L.C. (DE)
AIMCO/Pine Creek, L.L.C. (DE)
AIMCO/Pine Creek, L.P. (DE)
AIMCO/Pinellas, L.L.C. (DE)
AIMCO/Polo Park I, L.P. (DE)
AIMCO/Polo Park, L.P. (DE)
AIMCO/Quailtree, L.L.C. (DE)
AIMCO/RALS, L.P. (DE)
AIMCO/Ravensworth Associates GP LLC
AIMCO/Rivercrest, L.L.C. (DE)
AIMCO/Riverside Park Associates GP, LLC
AIMCO/Runaway Bay, L.L.C. (DE)
AIMCO/SA, L.L.C. (DE)
AIMCO/Salem, L.L.C. (DE)
AIMCO/San Bruno, L.L.C. (DE)
AIMCO/Sand Castles I, L.P. (DE)
AIMCO/Sand Castles, L.P. (DE)
AIMCO/Sand Pebble I, L.P. (DE)
AIMCO/Sand Pebble, L.P. (DE)
AIMCO/Schaumburg, L.L.C. (DE)
AIMCO/Shadetree, L.L.C. (DE)
AIMCO/Shadetree, L.P. (DE)
AIMCO/Shadow Lake, L.L.C. (DE)
AIMCO/Shadow Lake, L.P. (DE)
AIMCO/Shannon Manor Apartments Partners, L.P. (DE)
AIMCO/Signature Point Apartments L.P. (DE)
AIMCO/Silktree, L.L.C. (DE)
AIMCO/Silktree, L.P. (DE)
AIMCO/Southridge, L.L.C. (DE)
AIMCO/Southwest Parkway GP LLC
AIMCO/Spartanburg, L.L.C. (DE)
AIMCO/Springhill Lake Investors GP LLC
AIMCO/Standpoint Vista GP LLC
AIMCO/Stonegate, L.P. (DE)
AIMCO/Surrey Oaks I, L.P. (DE)
AIMCO/Surrey Oaks, L.P. (DE)
AIMCO/Tall Timbers I, L.P. (DE)
AIMCO/Tall Timbers, L.P. (DE)
AIMCO/Teal Pointe, L.P. (DE)
AIMCO/Texas Apartment Investors GP LLC
AIMCO/The Hills I, L.P. (DE)

AIMCO/The Hills, L.P. (DE)
AIMCO/Three WFA GP LLC
AIMCO/Three WFA LP, LLC
AIMCO/Tidewater, L.L.C. (DE)
AIMCO/Timbertree, L.L.C. (DE)
AIMCO/Timbertree, L.P. (DE)
AIMCO/Travis One, L.P. (DE)
AIMCO/Villa Ladera, L.P. (DE)
AIMCO/WAI Associates GP, LLC
AIMCO/WAI Associates LP, LLC
AIMCO/Waterford, L.P. (DE)
AIMCO/Westridge, L.L.C. (DE)
AIMCO/Wickertree, L.L.C. (DE)
AIMCO/Wickertree, L.P. (DE)
AIMCO/WIGI Meadow Wood GP, LLC
AIMCO/WIGI-Stratford GP, LLC
AIMCO/Wildflower I, L.P. (DE)
AIMCO/Wildflower, L.P. (DE)
AIMCO/Williams Cove, L.P. (DE)
AIMCO/Windsor Landing, L.L.C. (DE)
AIMCO/Windsor Landing, L.P. (DE)
AIMCO/Woodhollow I, L.P. (DE)
AIMCO/Woodhollow, L.P. (DE)
AIMCO/Woodlands-Tyler, L.P. (DE)
AIMCO/Wydewood I, L.P. (DE)
AIMCO/Wydewood, L.P. (DE)
AIMCO/Yorktree, L.L.C. (DE)
AIMCO/Yorktree, L.P. (DE)
AIP II Georgetown GP, L.L.C. (SC)
AIP II Georgetown, L.L.C. (MA)
AIP III GP Limited Partnership (SC)
AIP IV Factory GP, LLC (SC)
AIP IV GP Limited Partnership (SC)
AIP IV GP Limited Partnership (SC)
AJ One, L.P. (DE)
AJ Two, L.P. (DE)
Akron Nursing-Oxford Limited Partnership (MD)
Akron One Retirement-Oxford Limited Partnership (MD)
Alaska House Associates (WA)
Algonquin Tower Ltd Partnership (CT)
All Hallows Associates L.P. (CA)
Allegheny Associates
Allentown Towne House Limited Partnership (PA)
Allentown-Oxford Associates Limited Partnership (MD)
Alliance Towers Limited Partnership
Allison Village Associates
Allview-Oxford Limited Partnership (MD)
Alms Hill II Limited
Alpine Company Ltd.
Alpine II Company Ltd.
Ambassador Apartments, L.P. (DE)
Ambassador CRM Florida Partners Limited Partnership (DE)

Ambassador Florida Partners Limited Partnership (DE)
Ambassador I, L.P. (IL)
Ambassador II JV GP, LLC (DE)
Ambassador II JV, L.P. (DE)
Ambassador III, L.P. (DE)
Ambassador IV, L.P. (DE)
Ambassador IX, L.P. (DE)
Ambassador Texas Partners, L.P. (DE)
Ambassador V, L.P. (DE)
Ambassador VI, L.P. (DE)
Ambassador VII, L.P. (DE)
Ambassador VIII, L.P. (DE)
Ambassador X, L.P. (DE)
Ambassador XI, L.P. (DE)
Anchorage Partners (TX)
Anderson Mill Associates (IL)
Anderson Oaks Limited Partnership (WA)
Angeles Acceptance Pool, L.P. (CA)
Angeles Eastgate Joint Venture (CA)
Angeles Income Properties II GP LP
Angeles Income Properties IV GP LP
Angeles Income Properties Ltd 6 GP LP (CA)
Angeles Income Properties Ltd. IV (CA)
Angeles Income Properties, Ltd. 6 (CA)
Angeles Income Properties, Ltd. II (CA)
Angeles Income Properties, Ltd. III (CA)
Angeles Opportunity Properties Ltd GP LP
Angeles Opportunity Properties, Ltd. (CA)
Angeles Partners IX (CA)
Angeles Partners VII (CA)
Angeles Partners VIII (CA)
Angeles Partners X (CA)
Angeles Partners X GP Limited Partnership
Angeles Partners XI (CA)
Angeles Partners XI GP Limited Partnership (SC)
Angeles Partners XII (CA)
Angeles Partners XII GP, LP (SC)
Angeles Partners XIV (CA)
Anglers Manor Associates Limited Partnership (IL)
Antelope Valley Apartments Limited Partnership
Antioch Apartments Ltd (OH)
Antioch Preservation, L.P. (DE)
Anton Square Ltd (AL)
AP XI Fox Run GP, L.L.C. (SC)
AP XII Associates GP, L.L.C. (SC)
AP XII Associates Limited Partnership (SC)
Apartment Associates, Ltd.
Apartment CCG 17, L.L.C. (SC)
Apartment Creek 17 A, L.L.C. (CO)
Apartment CRK 17, L.P. (CA)
Apartment LDG 17, L.P. (CA)
Apartment LDG 17, LLC

Apartment Lodge 17 A, L.L.C. (CO)
Apartment Lodge 17, L.L.C. (SC)
Apartment Lodge 17, L.P. (CA)
API/AREC Partners, Ltd (CA)
Apollo-Oxford Associates Limited Partnership (MD)
Aptek Maintenance Services Company LLC (DE)
Aptek Management Company LLC (DE)
ARC II/AREMCO Partners
Arch-Way Ltd
Argus Land Company, Inc. (AL)
Arizona Development Partners (MA)
Armitage Commons Associates
Arrowsmith, Ltd.
Arvada House Ltd Partnership
Arvada House Preservation, L.P. (CO)
Ashland Manor Limited Partnership
Ashland Town Square-REO, L.P. (TX)
Ashley Woods LLC (SC)
Aspen Point, L.P. (DE)
Aspen Ridge Associates, Ltd. (TX)
Aspen Stratford Apartments Company B Limited Partnership (NJ)
Aspen Stratford Apartments Company C Limited Partnership (NJ)
Athens Arms Associates Limited Partnership (GA)
Athens Gardens Ltd
Athens Station, Ltd
Atlanta Associates Limited Partnership
Atlanta Shallowford Associates, LP (GA)
Atlantic IX, L.L.C. (MI)
Atrium Village Associates
Atriums of Plantation JV GP, LLC (DE)
Atriums of Plantation JV, L.P. (DE)
Audobon Park Associates (NJ)
Augusta-Oxford Associates Limited Partnership (MD)
Aurora/GHI Associates
Autumn Chase-REO, L.P. (TX)
Avon Development Company (PA)
Baisley Park Associates LP (NY)
Balcor/Sportvest-II (IL)
Baldwin Oaks Elderly Ltd. (NJ)
Baldwin Tower Associates
Bangor House Proprietary Limited Partnership
Banning Villa (CA)
Bannock Arms Apartments
Bannock Arms Second Limited Partnership
Barnesboro Associates, a Pennsylvania Limited Partnership
Barnett Plaza Ltd
Barrington Park-REO, L.P. (TX)
Basswood Manor Ltd Partnership (TX)
Bayhead Village Associates, L.P. (IN)
Bayview Hunters Point Apartments (DC)
Baywood Apartments Ltd (AL)
Baywood Partners. Ltd (AL)

Beach-Oxford Associates Limited Partnership (MD)
Beautiful Village Redevelopment Company Limited Partnership (NY)
Beaux Gardens Associates, LTD.
Bedford House Limited Partnership
Bellerive Associates Limited
Bellmire LP
Benjamin Banneker Plaza Associates
Bennington Square Associates, L.P. (TX)
Bensalem Gardens Associates Ltd
Bent Tree III Corporation (MD)
Bent Tree III-Oxford Associates Limited Partnership (MD)
Bent Tree II-Oxford Associates Limited Partnership (IN)
Bent Tree-Oxford Associates Limited Partnership (IN)
Berkeley Gardens Limited Partnership
Berkley Ltd Partnership (VA)
Bethel Columbus Corporation (MD)
Bethel Columbus-Oxford Associates Limited Partnership (MD)
Bethlehem Development Company
Beverly Apartments Assoc., LP
Beville-Island Club Apartments Partners, L.P. (DE)
Beville-Oxford Limited Partnership (MD)
Bexley House GP, L.L.C. (SC)
Bexley House, LP (DE)
Big Walnut, L.P. (DE)
Biltmore Apartments, Ltd. (OH)
Birchfield Associates
Biscayne Apartments Associates, Ltd. (FL)
Blackhawk Hills Associates
Blakewood Apartments Associates
Blakewood Properties Assoc.
Blanchard Apts
Bloomsburg Elderly Associates
Blue Ash-Oxford Associates Limited Partnership (MD)
Bluefield Associates
Bluff Estate II
Bluff Estates Limited
Bolton North Preservation, Limited Partnership (DE)
Boynton Overlook-Oxford Associates (IN)
Boynton Sandpiper Limited Partnership (FL)
Braesview Partnership (TX)
Branchwood Towers Limited Partnership (MD)
Brandemere-REO, L.P. (TX)
Brandermill-Oxford Limited Partnership (MD)
Brandon Lake, Ltd. (FL)
Brandon-Oxford Associates Limited Partnership (MD)
Brant Rock Condominiums JV GP, LLC (DE)
Brant Rock Condominiums JV, L.P. (DE)
Brentwood Manor, Ltd.
Briar Bay Apartments Associates, Ltd. (TX)
Briarcliffe-Oxford Associates Limited Partnership (MI)
Briarwood Apartments (AR)
Briarwood Member, Inc. (DE)

Bridgewater Partners, Ltd. (TX)
Brighton Crest LP (SC)
Brighton GP, L.L.C. (SC)
Brighton Meadows Associates (IN)
Brightwood Ltd Partnership (VA)
Brightwood Manor Associates
Brinton Manor No. 1 Associates
Brinton Towers Associates
Brittany Point AP VIII, LP (SC)
Broad River Properties, L.L.C. (DE)
Broadleaf Manor Associates (NV)
Broadmoor Aptartments Associates Ltd. Partnership. (SC)
Broadway Associates
Broadway Glenn Associates
Broadway Plaza Associates
Brook Run Associates, L.P. (IL)
Brookdale Lakes Partnership (IL)
Brookside Apartments Associates
Brookview Apartments Company Ltd (AL)
Brookwood Limited Partnership (IL)
Brunswick Village Limited Partnership (NJ)
Buckannon Manor Associates
Buckingham Apartments Limited Partnership
Buckingham Hall Associates Limited Partnership (NY)
Buena Vista Apartments Ltd (OK)
Buena Vista Rehabilitation Associates, LTD. (FL)
Buffalo Village Associates Limited Partnership (NY)
Bulldogger Housing Associates (OK)
Burgundy Court Associates, L.P. (DE)
Burke II-Oxford Associates (VA)
Burke-Oxford Associates (VA)
Burkeshire Commons JV GP, LLC (DE)
Burkeshire Commons JV, L.P. (DE)
Burkshire Commons Apartments Partners, L.P. (DE)
Burnsville Apartments Limited Partnership (MN)
Burnt Oaks Ltd
Butternut Creek Associates Limited Dividend Housing Association (MI)
Buyers Access LLC (DE)
Cabell Associates of Lakeview (VA)

Cache Creek Partners, L.P. (CA)
California Square II Limited Partnership (KY)
California Square Limited Partnership (KY)
Calmark Heritage Park II, Limited Partnership
Calmark Heritage Park III, L.P. (CA)
Calmark Heritage Park, L.P. (CA)
Calmark Investors, a California Limited Partnership
Calmark MRA Limited Partnership
Calmark/Fort Collins, Ltd.
Calvert City Ltd.
Calverton Associates Limited Partnership (MD)
Calverton Construction Co. Limited Partnership (MD)
Camarillo—Rosewood Associates Limited Partnership
Cambridge Heights Apartments Ltd (MS)
Cambridge Manor Corporation (CT)
Cameron/OA Corporation (MD)
Cameron-Oxford Associates II, Limited Partnership (IN)
Cameron-Oxford Associates, L.P. (IN)
Cameron-Oxford Corporation (MD)
Campbell Heights Associates (DC)
Canterbury Gardens Associates Limited Partnership (MI)
Canterbury Limited Partnership (IN)
Canterbury Services, LLC (DE)
Cape Cod Partnership (TX)
Capital Heights Associates
Capital Park Limited Partnership (OH)
Captiva Club JV GP, LLC (DE)
Captiva Club JV, LLC (DE)
Cardinal Woods Apts. Ltd (CA)
Carolina Associates Limited
Caroline Arms Limited Partnership (FL)
Caroline Associates I Ltd Partnership
Carpenter-Oxford Associates II Limited Partnership (MD)
Carpenter-Oxford, L.L.C. (MD)
Carriage AP X Ltd
Carriage House Apartments Limited Partnership (VA)
Carrollwood Lakeside North Partners, LTD (FL)
Carter Associates Limited Partnership
Casa de las Hermanitas Limited Partnership
Casa del Mar Associates Limited Partnership (FL)
Cascade Associates, Ltd
Cascadian Apartments (WA)
Casden Glendon Management LLC
Casden Glendon Member LLC
Casden Park La Brea B LLC
Casden Properties LLC (DE)
Casselberry Investors, L.L.C. (MD)
Casselberry-Oxford Associates Limited Partnership (MD)
Castle Park Associates Limited Partnership
Castle Rock Joint Venture (TX)
Castlewood Associates, L.P.

Catwil Liquidating Trust
Cayuga Village Associates (NY)
CB Associates (FL)
CB L-2 B Associates (FL)
CB L-2 C Associates (FL)
CC Office Associates
CCIP Indian Creek Village, L.L.C. (DE)
CCIP Knolls, L.L.C. (DE)
CCIP Loft, L.L.C. (DE)
CCIP Palm Lake, L.L.C. (DE)
CCIP Plantation Gardens, L.L.C. (DE)
CCIP Regency Oaks, L.L.C. (DE)
CCIP Silverado, L.L.C. (DE)
CCIP Silverado, L.P. (DE)
CCIP Society Park East, L.L.C. (DE)
CCIP Society Park, L.L.C. (DE)
CCIP Sterling, L.L.C. (DE)
CCIP Sterling, L.P. (PA)
CCIP Tates Creek Village, L.L.C. (DE)
CCIP/2 Canyon Crest, L.L.C. (DE)
CCIP/2 Highcrest, L.L.C. (DE)
CCIP/2 Village Brooke, L.L.C. (DE)
CCIP/2 Windemere, L.L.C.
CCIP/2 Windemere, L.P.
CCP IV Associates Ltd. (TX)
CCP VI Springdale GP, LLC (SC)
CCP/IV Apartments GP, LLC (SC)
CCP/IV Citadel GP, LLC (SC)
CCP/IV Nob Hill GP, LLC (SC)
CCP/IV Residential GP, LLC (SC)
Cedar Creek Partners, Ltd. (AL)
Cedar Tree Investors, Limited Partnership (KS)
Cedar Tree, L.L.C. (KS)
Centennial/Ft. Wayne Associates, L.P.
Center City Associates
Center Square Associates
Central Court Limited Partnership (SC)
Central Park Towers (KS)
Central Park Towers II (KS)
Central Woodlawn LP
Central Woodlawn Rehabilitation Joint Venture
Century 23 Sunnymead, L.P. (CA)
Century Hill Creste Apartment Investors, L.P. (CA)
Century Lakeside Place, L.P. (TX)
Century Pension Income Fund XXIII, A California Limited Partnership (CA)
Century Pension Income Fund XXIV, A California Limited Partnership
Century Properties Fund XI (CA)
Century Properties Fund XIV (CA)
Century Properties Fund XIX (CA)
Century Properties Fund XV (CA)
Century Properties Fund XVI (CA)

Century Properties Fund XVII (CA)
Century Properties Fund XVIII (CA)
Century Properties Fund XX (CA)
Century Properties Growth Fund XXII (CA)
Century St. Charleston, L.P. (NV)
Century Stoney Greens, L.P. (CA)
Century Sun River, L.P. (AZ)
Century Torrey Pines, L.P. (NV)
CHA Properties, Inc. (DE)
Chantilly Partners Limited Partnership (VA)
Chapel Hill, Limited Partnership (DE)
Chapel Housing Ltd Partnership (MD)
Charleston-Oxford Associates Limited Partnership (MD)
Charney Associates Ltd Partnership (WA)
Chateau Gardens L.P. (CA)
Cheek Road Ltd Partnership
Chelsea Place Limited Partnership (TN)
Chesapeake Apartments JV GP, LLC (DE)
Chesapeake Apartments JV, L.P. (DE)
Chesapeake-Oxford County Associates, A Maryland Limited Partnership (MD)
Cheseapeake Landing Apartments Partners, L.P.
Chesterfield Housing Associates (SC)
Chestnut Hill Associates Limited Partnership (DE)
Cheswick-Oxford Associates, L.P. (IN)
Chickasaw-Oxford Associates Limited Partnership (MD)
Chidester Place Limited Dividend Housing Association
Childress Manor Associates
Chimney Ridge, LP
Chimneytop-Oxford Associates L.P. (IN)
Christopher Court Housing Company Limited Partnership (NY)
Church Street Associates (IL)
Churchview Gardens Ltd Partnership
Cider Mills Associates
Cincinnati Corporation (MD)
Cincinnati-Oxford Associates Limited Partnership (MD)
Citrus Grove JV GP, LLC (DE)
Citrus Grove JV, L.P. (DE)
Citrus Park Associates Ltd
Citrus Sunset JV GP, LLC (DE)
Citrus Sunset JV, LLC (DE)
City Heights Development Company
City Line Associates
Civic Tower Associates, LTD. (FL)
Clay Courts Associates Ltd Partnership (MD)
Clayton Associates Limited (WA)
Clear Lake Land Partners, Ltd. (TX)
Clinton Manor, a Limited Partnership
Clover Ridge East Ltd Partnership
Cloverlane Four Corporation (MD)
Cloverlane Four-Oxford Limited Partnership (MD)
Cloverlane III Corporation (MD)

Cloverlane III-Oxford Associates Limited Partnership (MD)
Club Apartments Associates Limited Partnership
Coachlight Apartments Co.
Coastal Commons Limited Partnership (SC)
Coatsville Towers
Cobble Creek, LLC
Colchester Stage II Company (MI)
Cold Harbor Limited Partnership (VA)
College Heights Ltd Partnership
College Park Apartments, a Limited Partnership (PA)
College Park Associates Ltd Partnership
College Trace Apartments Ltd (FL)
Colonel I-Oxford Limited Partnership (MD)
Colonial Terrace I Associates (GA)
Colonial Terrace II Associates (GA)
Colony Apartments Company Ltd (AL)
Colony House Apartments Ltd (CA)
Colony of Springdale Properties, Inc. (TX)
Colony-REO, L.P. (TX)
Columbus Court Limited Partnership (SC)
Columbus III-Oxford Associates Limited Partnership (MD)
Columbus Square Associates I Ltd Partnership
Columbus Square Associates II Ltd Partnership (MD)
Combined Properties Ltd
Commencement Terrace Associates (WA)
Community Circle II Ltd (OH)
Community Developers Of High Point Limited Partnership (NC)
Community Developers Of Princeville Limited Partnership
ConCap Citadel Associates, Ltd.
ConCap River's Edge Associates, Ltd. (TX)
ConCap Stratford Associates, Ltd. (TX)
ConCap Village Green Associates, Ltd. (TX)
Concord Houses Associates (MA)
Congress Management Company Limited Partnership (MA)
Congress Park Associates II Ltd Partnership
Congress Park Associates Ltd Partnership
Congress Realty Companies Limited Partnership (MA)
Conifer Bedford 116, A Limited Partnership
Conifer Medford (P.R.)
Conifer Wenatchee Apartments (WA)
Connecticut Colony Associates Limited Partnership (GA)
Consolidated Capital Equity Partners/Two, L.P. (CA)
Consolidated Capital Equity Partners, L.P. (CA)
Consolidated Capital Growth Fund (CA)
Consolidated Capital Institutional Properties (CA)
Consolidated Capital Institutional Properties/2 (CA)
Consolidated Capital Institutional Properties/3 (CA)
Consolidated Capital Properties III (CA)
Consolidated Capital Properties IV (CA)
Consolidated Capital Properties V (CA)
Consolidated Capital Properties VI (CA)

Continental Apartments (MI)
Continental Plaza Associates Limited Partnership (IL)
Continental Plaza Limited Partnership (IL)
Cooper River Properties, L.L.C. (DE)
Cooper's Pointe CPGF 22, LP (DE)
Copper Chase Apartments JV GP, LLC (DE)
Copper Chase Apartments JV, L.P. (DE)
Copper Chase Associates (IL)
Copper Chase Partners (IL)
Copper Mill CPGF 22, LP (DE)
Copperfield Apartments JV GP, LLC (DE)
Copperfield Apartments JV, L.P. (TX)
Copperwood II Ltd Partnership (TX)
Copperwood Ltd Partnership (TX)
Coral Palm Plaza Joint Venture
Corinth Square Assocs.
Cottonwood Apartments (CA)
Couch-Oxford Associates Limited Partnership (MD)
Couch-Oxford, L.L.C. (MD)
Country Lakes Associates Two Limited Partnership (IL)
Country Villa Associates (CT)
Countrybrook Associates (OH)
Countrybrook-Oxford Associates (IL)
Courtyard-Oxford Associates, L.P. (IN)
Coventry Square Apartments JV GP, LLC (DE)
Coventry Square Apartments JV, L.P. (TX)
Covington Pike Associates
CPF 16 Woods of Inverness GP, L.L.C. (SC)
CPF 16 Woods of Inverness, LLC
CPF Misty Woods GP, L.L.C. (SC)
CPGF 22 Cooper's Pointe GP, L.L.C. (SC)
CPGF 22 Copper Mill GP, L.L.C. (SC)
CPGF 22 Four Winds GP, L.L.C. (SC)
CPGF 22 Hampton Greens GP, L.L.C.
CPGF 22 Hampton Greens, L.L.C. (SC)
CPGF 22 Plantation Creek GP, L.L.C.
CPGF 22 Stoney Creek GP, L.L.C. (SC)
CPGF 22 Wood Creek GP, L.L.C. (SC)
CRA Investors, Ltd. (TX)
Creekside Gardens Investment Company
Creekside Industrial Associates (CA)
Creekside Investment Company (ID)
Creekside Partners (NY)
Creekview Associates
Crestview Apartments Company (WA)
Crosland Housing Associates (SC)
Cross Creek Limited Partnership (GA)
Crossings of Bellevue JV GP, LLC (DE)
Crossings of Bellevue JV, L.P. (DE)
Crows Nest Partners, Ltd. (TX)
Cumberland Apartments

Cumberland Court Associates
Cutler Canal Associates, Ltd. (FL)
Cutler Canal II Associates, Ltd.
Cutler Canal III Associates, Ltd.
Cypress Housing Associates Ltd (WA)
Cypress Landing Associates (IL)
Cypress Landing Limited Partnership (IL)
Dallas Glen Oaks Associates, L.P.
Dallas-Oxford Associates, Limited Partnership (MD)
Damen Court Associates
Daniel Lake Apts. Ltd (MS)
Darby Townhouses Associates (PA)
Darby Townhouses Preservation General Partner, L.L.C. (DE)
Darby Townhouses Preservation, L.P. (PA)
Darby Townhouses, L.P. (PA)
Darbytown Development Associates LP (VA)
Davidson Diversified Real Estate I, L.P. (DE)
Davidson Diversified Real Estate II, L.P. (DE)
Davidson Diversified Real Estate Investors III GP, L.P. (DE)
Davidson Diversified Real Estate Investors III, L.P. (DE)
Davidson GP, L.L.C. (SC)
Davidson Growth Plus GP Limited Partnership (DE)
Davidson Growth Plus, L.P. (DE)
Davidson III GP Limited Partnership
Davidson Income GP Limited Partnership (DE)
Davidson Income Real Estate, L.P. (DE)
Davidson IRE Associates, L.P. (SC)
Dawson Springs Ltd.
DAYCO I Corporation (MD)
Dayton III Corporation (MD)
Dayton III-Oxford Associates Limited Partnership (MD)
Dayton IV-Oxford Limited Partnership (MD)
Daytona Village, Ltd (OH)
DBI Parker House Limited Partnership (MD)
DBL Airport Valley, L.P.
DBL Properties Corporation (NY)
Decatur Arms, Limited Partnership (NV)
Decatur Meadows Housing Partners, Ltd (MS)
Deer Grove Associates
Deercross-Oxford Associates, L.P. (IN)
Deerfield Beach Associates, LTD.
DEK Associates
Delcar T Ltd Partnership (TX)
Delcar-S Ltd (TX)
Delhaven Manor, Ltd.
Delta Associates, Ltd (WA)
Delta Park Investment Company (UT)
Delta Square-Oxford Limited Partnership (MD)
Delta Square-Oxford, L.L.C. (MD)
Denny Place Limited Partnership
Deshler Apartment Associates (NY)

Desoto Estates, LP
Dewitt Clinton Associates
DFW Apartment Investors Limited Partnership (DE)
DFW Residential Investors Limited Partnership (DE)
DGP, GP, L.P.
Diakonia Associates
DIP Limited Partnership (VA)
DIP Limited Partnership II (VA)
DIP Limited Partnership III (VA)
Discovery Limited Partnership (MA)
Diversified Equities, Ltd.
Dixie Apartments Associates, LTD. (FL)
D-O Associates, L.L.C. (MD)
Doral Garden Associates (PA)
Doral Limited Partnership
Dorchester Place Apartments
Downing Apartments (OK)
Doyle Associates Limited Dividend Housing Association (MI)
Drexel Burnham Lambert Real Estate Associates II Limited Partnership (NY)
Drexel Burnham Lambert Real Estate Associates III (NY)
Druid Hills Apartments, Limited Partnership (SC)
Duke Manor Associates
Dunlop Tobacco Associates Limited Partnership (MD)
Duquesne Associates No.
Dutton Partners
Dutton-Oxford Limited Partnership (MD)
Eagle's Nest Partnership (TX)
East Central Towers Associates Limited Partnership
East Hampton Ltd Partnership (GA)
East Haven Real Estate Associates Limited Partnership
East Windsor 255 Limited Partnership (DE)
Eastcourt Village Partners Limited Partnership (IL)
Eastgate Apartments (IA)
Eastgreen, Ltd. (TN)
Easton Terrace I Associates Ltd Partnership (TX)
Easton Terrace II Associates Ltd Partnership (TX)
Eastridge Apartments (PA)
Eco Village, Ltd (OH)
Eden-Oxford Associates Limited Partnership (MD)
Edgewood Apartments Associates
Edgewood Associates (WA)
Edgewood Housing Associates
Edgewood II Associates (GA)
Edgewood, Ltd. (AZ)
Edmond Estates Limited Partnership (AL)
Eighth Springhill Lake Limited Partnership (MD)
El Cazador Ltd.
El Coronado Apts, Ltd (TX)
Elderly Housing Associates Limited Partnership (MD)
Elkhart Town & Country Apartments Limited Partnership (IN)
Elm Creek Limited Partnership (IL)

Elms Common Associates (CT)
Emory Grove Associates, L.P. (MD)
Emory Grove Limited Partnership (MD)
English Manor Joint Venture (TX)
English Manor Partners (TX)
Esbro Limited Partnership (AZ)
Eustis Apartments Ltd (FL)
Everest Investors 5, L.L.C. (CA)
Everett Square Plaza
Evergreen Club Corporation (MA)
Evergreen Club Limited Partnership (MA)
Evergreen Property Ltd
Factory Merchants AIP IV LP (SC)
Fairburn and Gordon Associates II Limited Partnership (GA)
Fairburn and Gordon Associates Limited Partnership (GA)
Fairfax Associates Limited Partnership (VA)
Fairfield One-Oxford Limited Partnership (MD)
Fairmeadows Limited Partnership (TX)
Fairmont #1 Ltd Partnership (DC)
Fairmont #2 Ltd Partnership (DC)
Fairview Gardens LP
Fairwind Associates, Ltd
Fairwood Associates
Farmingdale-Oxford Associates (IL)
Fayette-Oxford Associates Limited Partnership (MD)
Fayette-Oxford Corporation (MD)
Federal Square Village Ltd Partnership (CO)
Fernando Associates, LTD. (FL)
Ferncliff Limited Partnership
Fernwood Ltd.
Field Associates (RI)
Fifth Springhill Lake Limited Partnership (MD)
Fifty-One North High Street LP (SC)
Fillmore Place Apartments Limited Partnership (AZ)
Finlay Interests 2, LTD. (FL)
Finlay Interests MT 2, LTD. (FL)
First Alexandria Associates (VA)
First Springhill Lake Limited Partnership (MD)
First Winthrop Corporation (DE)
Fish Creek Plaza, Ltd (OH)
Fisherman's Landing JV, L.P. (DE)
Fisherman's Landing Apartments Limited Partnership (FL)
Fisherman's Landing JV GP, LLC (DE)
Fisherman's Village-Oxford Associates, L.P. (IN)
Fisherman's Wharf Partners, a Texas Limited Partnership (TX)
Fishwind Corporation (MD)
Five (5) Mile Ltd
Flatbush NSA Associates Limited Partnership (NY)
Fleetwood Village Apartments
Florence Gardens Development Co., Limited Partnership
Florida House-Oxford Associates (IL)

FMI Limited Partnership (PA)
Fondren Court Partners, Ltd. (TX)
Foothill Chimney Associates Limited Partnership (GA)
Foothill Gardens (California) Limited Partnership (CA)
Forest Apartments Associates (OH)
Forest Gardens Associates, A Maryland Limited Partnership (MD)
Forest Green Limited Partnership (FL)
Forest Park Elderly Associates Limited Partnership
Forest Park South Ltd (FL)
Forrester Gardens Ltd (AL)
Fort Carson Associates Limited Partnership (CO)
Fort Collins Company Ltd., a California limited partnership (CA)
Fort Vancouver Terrace (WA)
Fountain Place-Oxford Associates, L.P. (IN)
Four Quarters Habitat Apartments Associates, Ltd. (FL)
Four Winds CPGF 22, LP (DE)
Fourth Springhill Lake Limited Partnership (MD)
Fox Associates '84
Fox Growth Partners (CA)
Fox Partners (CA)
Fox Partners II (CA)
Fox Partners III (CA)
Fox Partners IV (CA)
Fox Partners IX (CA)
Fox Partners IX (CA)
Fox Partners V (CA)
Fox Partners VI (CA)
Fox Partners VII (CA)
Fox Partners VIII (CA)
Fox Realty Investors (CA)
Fox Realty Partners '77, Ltd. (CA)
Fox Run AP XI GP, L.P. (SC)
Fox Run AP XI LP (SC)
Fox Run Apartments, Ltd.
Fox Run Associates Limited
Fox Strategic Housing Income Partners (CA)
Fox Valley Two-Oxford Limited Partnership (MD)
Fox Valley-Oxford Limited Partnership (MD)
Foxfire Apts. V LP (SC)
Foxfire Associates, a South Carolina Limited Partnership (SC)
Foxfire Limited Dividend Housing Association (MI)
Foxwood II-REO, L.P.
Franklin Chandler Associates (PA)
Franklin Chapel Hill Associates (PA)
Franklin Eagle Rock Associates (PA)
Franklin Housing Associates (PA)
Franklin Huntsville Associates (PA)
Franklin Mountain Run Associates Liquidating Trust (PA)
Franklin New York Avenue Associates (PA)
Franklin Park Ltd Partnership (PA)
Franklin Partnership Liquidating Trust (PA)

Franklin Pheasant Ridge Associates (PA)
Franklin Pine Ridge Associates (PA)
Franklin Ridgewood Associates (PA)
Franklin Square School Associates Limited Partnership (PA)
Franklin Victoria Associates I (TX)
Franklin Woods Associates (PA)
Franklin Woods Ltd (OH)
Frazier Park Apartments Limited Partnership
Fredericksburg-Oxford Associates Limited Partnership (MD)
Freeland Associates, Ltd.
Freeman Equities, L.P.
Fremont Investment Company
Friendset Housing Company Limited Partnership (NY)
Friendship Court, LP
Frio Housing Ltd Partnership
FRP Limited Partnership (PA)
G.P. Municipal Holdings, LLC (DE)
G.V. II Limited Partnership
Gadsden Towers, Ltd.
Galion Limited Partnership
Galleria Office Partners, Ltd. (TX)
Galleria Park Associates Limited Partnership (MA)
Garden Court Associates (CA)
Gardenview-Oxford Associates Limited Partnership (MI)
Garfield Hills Associates (DC)
Gary Manor Assoc. Limited Partnership
Gate Manor Apartments Ltd (TN)
Gates Mills I Limited Partnership
Gateway Village Associates
Gateway-Oxford Associates Limited Partnership (MD)
Genesee Gardens Associates Limited Partnership (NY)
Georgetown AIP II, L.P. (SC)
Georgetown of Columbus Associates, L.P. (DE)
GHI II Big River Associates
Gladys Hampton Houses Associates Limited Partnership (NY)
Glen Hollow Limited Partnership (IL)
Glenbrook Corporation (MA)
Glenbrook Limited Partnership (MA)
Glendale Terrace LP
Glenn Acres Associates
Glenoaks Townhomes Limited Partnership
Glenwood-Oxford Housing Association (IN)
Golden Apartments I (NV)
Golden Apartments II (NV)
Goler Metropolitan Apartments (NC)
Goose Hollow Village Limited (OR)
Gotham Apartments, Ltd. (MO)
Governors Associates, L.P.
Governor's Park Apartments VII Limited Partnership (SC)
GP Real Estate Services II Inc. (DE)
GP Services II, Inc. (SC)

GP Services II-B, Inc. (DE)
GP-OP Property Management, LLC (DE)
Granada AIP 6 Ltd
Grand Glaize Associates
Grandland Realty Associates (GA)
Grandview Apartments, A Limited Partnership (AR)
Grandview Homes Limited Partnership (CA)
Granite Properties Limited Partnership
Great Southwest GP, L.L.C (SC)
Great Southwest Industrial, L.P. (SC)
Greater Hartford Associates Limited Partnership (CT)
Greater Mount Calvary Terrace, Ltd. (GA)
Greater Richmond Community Development Corp. #1 & Associates
Greater Richmond Community Development Corp. #2 & Associates
Green Acres Apartments Limited
Green Mountain Manor Limited Partnership (CO)
Green Village Associates
Greenbriar Manor, Ltd. (TX)
Greenbriar-Oxford Associates, L.P. (IN)
Greene Valley Associates
Greenfair Tower II (CA)
Greenfair-ABC California Corporation (CA)
Greenfair-DCW Ltd (CA)
Greenfair-Tower II Cal Ltd (CA)
Greenfield Limited Partnership
Greensboro-Oxford Associates Limited Partnership (MD)
Greensburg Associates, Ltd
Greenspring-Oxford Associates (MD)
Greentree Associates (IL)
Greenville Arms, LP
Greenville-Oxford Associates Limited Partnership (MD)
Greenwood Acres
Greenwood Villa Apts Ltd
Griffith Limited Partnership (CA)
Grosvenor House Associates Limited Partnership (MD)
Grove Park Villas, Ltd (FL)
Growth Hotel Investors Combined Fund #12
GSSW-REO Confederate Ridge, L.P. (MS)
GSSW-REO Dallas, L.P. (TX)
GSSW-REO Limited Partnership II (SC)
GSSW-REO Pebblecreek, L.P. (TX)
GSSW-REO Providence Place, L.P. (TX)
GSSW-REO Timberline, L.P. (TX)
GSSW-Woods on the Fairway, L.P. (TX)
Gulf Coast Holdings Ltd
Gulf Coast Partners, Ltd. (AL)
Gulfgate Partners, Ltd. (TX)
Gulfport Apts. Ltd.
Gulfway Limited Partnership (TX)
GW Carver Ltd (FL)
Gwynedd Partners Limited Partnership (PA)

Haili Associates
Haines Associates Ltd Partnership (WA)
Hainlin Mills Apt. Assoc., Ltd. (FL)
Halls Mill Ltd.
Hamlet Manor Limited Partnership
Hamlet Manor, Ltd.
Hamlin Estates Limited Partnership
Hampton Greens CPGF 22, LP (DE)
Hampton Hill Apartments JV GP, LLC (DE)
Hampton Hill Apartments JV, L.P. (TX)
Hampton Hills Associates
Hampton/GHI Associates No. 12
Hampton/GHI Associates No. 22
Harbor Court Associates, LTD.
Harbor Landing AP XI, LP (SC)
Harbor Ridge II Associates Limited Partnership (OH)
Harbor Ridge III Associates Limited Partnership (OH)
Harlan Associates Limited
Harold Apartment (Aprs) Associates
Harold House Limited Partnership (FL)
Harris Park Limited Partnership (NY)
Hastings Green Partners, Ltd. (TX)
Hastings Place Apartments JV GP, LLC (DE)
Hastings Place Apartments JV, L.P. (TX)
Hatillo Housing Associates
Hattiesburg Ltd.
Hawthorne Plaza Associates
Haynes House Associates
HC/OAC, L.L.C. (MD)
HCW General Partners, Ltd. (TX)
HCW Pension Real Estate Fund Limited Partnership (MA)
Heatherwood-REO, L.P. (TX)
Heights Associates Ltd Partnership (NY)
Hemet Estates Limited Partnership
Hemingway Housing Associates Ltd Partnership (SC)
Henrietta-Oxford Limited Partnership, A Maryland Limited Partnership (MD)
Heritage Park Investors, Inc. (CA)
Heritage Park/MRA, Inc. (CA)
Heritage Square, Ltd.
Heritage Village Limited Partnership (CT)
HHP, L.P. (DE)
Hi View Gardens Development Company
Hibben Ferry Recreation Inc. (SC)
Hickory Heights Apartments, Limited Partnership
Hickory Ridge Associates, Ltd. (FL)
Highland Park Partners (IL)
Highlands Village II Ltd (FL)
Highlawn Place Limited Partnership
Highridge Associates, L.P. (DE)
Hillcrest Green Apartments Ltd
HillCreste Properties Inc. (DE)

Hillsborough-Oxford Associates Limited Partnership (MD)
Hillsdale Associates Limited Dividend Housing Association
Hillside Village Associates
Hilltop Apartments Associates
Hilltop Apartments Phase I (MO)
Hilltop Apartments Phase II (MO)
Hilltop Limited Partnership (NC)
Hinton House Associates
Historic Properties, Inc. (DE)
HMI Property Management (Arizona) Inc.
HMI Property Management Inc.
Holiday Acres Apts
Holiday Acres Associates
Holliday Associates Limited Partnership (DC)
Hollidaysburg Limited Partnership (PA)
Hollows Associates Limited Partnership (NY)
Holly Point Associates
Hollywood Gardens (DC)
HomeCorp Investments, Ltd. (AL)
Home-Oxford Associates Limited Partnership (MD)
Home-Oxford Corporation (MD)
Homestead Apartments Associates II, Ltd.
Homestead Apartments Associates, Ltd.
Homestead III Associates, Ltd.
Hospitality Inns Jacksonville Ltd II (FL)
Hospitality Inns Pensacola, Ltd.
Hospitality Inns Pensacola, Ltd. II
Hospitality Partners II (CA)
Hospitality Pensacola Partners, Ltd. (CA)
Housing Assistance of Mt. Dora Ltd (FL)
Housing Assistance of Orange City Ltd (FL)
Housing Assistance of Sebring Ltd (FL)
Housing Assistance of Vero Beach Ltd (FL)
Housing Programs Corporation II (DE)
Housing Programs Ltd. (CA)
Houston Aristocrat Apartments Ltd Partnership (TX)
Houston Pines, a California Limited Partnership (CA)
HPI, Ltd. (Bermuda)
HRH Properties, Ltd.
HRHP Partners, L.P. (DE)
Hudson Street Apartments, LP
Hudson Terrace Associates Ltd Partnership (NY)
Hugo Plaza Apartments Ltd.
Hunt Club Associates, Ltd. (TX)
Hunt Club Partners, L.L.C. (MD)
Hunt Club/Saddlebrook, L.L.C. (MD)
Hunters Creek JV GP, LLC (DE)
Hunters Creek JV, LLC (DE)
Hunter's Glen (Phase I) AP XII LP (SC)
Hunter's Glen AP XII LP (SC)
Hunters Glen JV GP, LLC (DE)

Hunters Glen JV, L.P. (DE)
Hunter's Glen Phase I GP, LLC (SC)
Hunter's Glen Phase V GP, LLC (SC)
Hunters Run Partners Ltd. (GA)
Hurbell I Limited Partnership (NC)
Hurbell II Limited Partnership (SC)
Hurbell III Ltd Partnership
Hurbell IV Limited Partnership
Hyattsville Housing Associates Limited Partnership
Hyattsville Properties Limited Partnership (MD)
Hyde Park Apts. (Apartments Limited)
IDA Tower
Indian River Associates
Indian Valley I Limited Partnership
Indian Valley II Limited Partnership
Indian Valley III Limited Partnership
Indiana Mortgage & Investment Co., Inc. (IN)
Ingram Square Apartments Ltd (TX)
Insignia Related, Inc. (DE)
Insignia Related, L.P. (DE)
International House Ltd (NC)
International Plaza Associates, LTD
Intown West Associates Ltd Partnership (CT)
Investors First-Staged Equity, L.P. (DE)
Investors First-Staged Equity, L.P. II (DE)
IPLP Acquisition I, L.L.C. (DE)
IPLP Midrise, L.L.C. (DE)
IPT I LLC (DE)
Ironman Housing Association (OK)
ISLP Limited Partnership (DE)
ISTC Corporation (DE)
Ivanhoe Associates Limited Partnership (PA)
Ivanhoe Corporation (MA)
J.W. English Swiss Village Partners, Ltd. (TX)
J.W. English, Camelot Apartments (TX)
J.W. English, Fondren Court Partners (TX)
Jacaranda-Oxford Limited Partnership (MD)
Jacaranda-Oxford, L.L.C. (MD)
Jacques-Miller Associates (TN)
Jacques Miller Income Fund II
James-Oxford Limited Partnership (MD)
Jamestown Village Associates
Jardines De Mayaguez Associates
Jenny Lind Hall
Jersey Park Associates Ltd Partnership (VA)
JFK Associates
JM Property Investors 1984, L.P. (DE)
JM Property Investors 1985, L.P. (DE)
JMA Equities, L.P. (DE)
Johnson Court LP (SC)
Johnston Square Associates

Johnston Square Associates Limited Partnership (MD)
Johnstown/Consolidated Income Partners/2 (CA)
Johnstown/Consolidated Income Partners, A California Limited Partnership (CA)
Jupiter—I, L.P. (DE)
Jupiter—II, L.P. (DE)
JVL Sixteen Limited Partnership
Kalmia Apartments Limited Partnership
Kemar Townhouse Associates, L.P. (IN)
Kendall Court Associates, Ltd.
Kendall Townhome Investors, Ltd. (FL)
Kennedy Boulevard Associates
Kennedy Boulevard Associates II, L.P. (PA)
Kennedy Boulevard Associates III, L.P. (PA)
Kennedy Boulevard Associates IV, L.P. (PA)
Kennedy Boulevard I GP, LLC (SC)
Kennedy Boulevard II GP, LLC (SC)
Kennedy Boulevard III GP, LLC (SC)
Kennedy Homes Limited Partnership (FL)
Kenneth Arms (CA)
Kenneth Court LP (SC)
Kenosha Gardens Associates (WI)
Kenton Development Company
Kenton Village Associates
Kenton Village Ltd (OH)
Kenton-Oxford Associates (IN)
Kenyon House Co (WA)
Kern Villa Limited Partnership
Kettering-Oxford Associates (MD)
Key Parkway West Associates Limited Partnership (MD)
Kimberly Associates Limited Partnership (MD)
Kimberton Apartments Associates Limited Partnership
Kinard LP
King Bell Associates
King Towers Associates Limited Partnership
Kings Row Associates (NJ)
Kings-Oxford Associates Limited Partnership (MD)
Kingston Greene Associates Ltd (OH)
Kinsey-Oxford Associates (OH)
Kirkman-Oxford Associates Limited Partnership (MD)
Knollcrest Apartments Ltd Partnership
Kohler Gardens Apartments (CA)
Kona Plus Associates (Limited) (WA)
L.M. Associates
LA Broadcast Center GP LLC
LA Broadcast Center QRS Inc. (DE)
LA Canyon Terrace GP LLC
LA Canyon Terrace LP
LA Canyon Terrace QRS Inc. (DE)
LA Centinela GP LLC (DE)
LA Centinela LLC (DE)
LA Centinela QRS Inc. (DE)

La Colina Partners, Ltd. (CA)
La Colina Ranch Apartments Ltd. (TX)
LA Creekside GP, LLC
LA Creekside LP
LA Creekside QRS Inc. (DE)
LA Crescent Gardens GP LLC
LA Crescent Gardens LP
LA Crescent Gardens QRS Inc. (DE)
La Fontenay LP
LA HillCreste Apartments LLC (DE)
LA HillCreste GP LLC
LA HillCreste LP
LA HillCreste Mezzanine Member LLC (DE)
LA HillCreste QRS Inc. (DE)
LA Indian Oaks GP LLC
LA Indian Oaks LP
LA Indian Oaks QRS Inc. (DE)
LA Lakes GP, LLC
LA Lakes LP
LA Lakes QRS Inc. (DE)
La Loma Associates Limited Partnership
LA Malibu Canyon GP LLC
LA Malibu Canyon LP
LA Malibu Canyon QRS Inc. (DE)
LA New Haven Plaza LP
LA Park La Brea A LLC
LA Park La Brea C LLC
LA Park La Brea LLC
LA Topanga GP LLC
LA Topanga LP
LA Topanga QRS Inc. (DE)
La Vista Associates
LAC Properties GP I Limited Partnership
LAC Properties GP I LLC
LAC Properties GP II Limited Partnership
LAC Properties GP III Limited Partnership
LAC Properties Operating Partnership, LP
LAC Properties QRS II Inc. (DE)
LAC Properties QRS III Inc. (DE)
LAC Properties Sub LLC
Lafayette Limited Partnership (IL)
Lafayette Manor Associates Ltd Partnership
Lafayette Square Associates
Lafayette Square, Ltd. (TN)
Lafayette Terrace Associates
Lafayette Towne Elderly, Limited Partnership (MO)
Lafayette Towne Family, Ltd. (MO)
Laing Village Ltd Partnership (SC)
LaJolla Partnership (TX)
Lake Avenue Associates, L.P. (OH)
Lake Avenue Offices Ltd (CA)

Lake Avenue Partners, Ltd (CA)
Lake Crossing Limited Partnership (GA)
Lake Eden Associates, L.P. (DE)
Lake Forest Apartments (PA)
Lake June Village II Ltd (TX)
Lake June Village Ltd (TX)
Lake Meadows GP, L.L.C. (SC)
Lake Ridge-Oxford Associates Limited Partnership (MD)
Lake Towers Associates
Lake Wales Villas Ltd (FL)
Lakehaven Associates One (IL)
Lakehaven Associates Two (IL)
Lakehaven I JV GP, LLC (DE)
Lakehaven I JV, L.P. (DE)
Lakehaven II JV GP, LLC (DE)
Lakehaven II JV, L.P. (DE)
Lakehurst Apts I
Lakehurst II Ltd.
Lakeland East Limited Partnership (CT)
Lakeridge Associates, A California Limited Partnership (CA)
Lakeridge-Island Club Apartments Partners, L.P. (DE)
Lakeshore LP
Lakeside Investors, L.L.C. (MD)
Lakeside North, L.L.C. (MD)
Lakeside Villa Associates, Ltd.
Lakeview Arms Associates Limited Partnership (NY)
Lakeview Villas Ltd (FL)
Lakewood AOPL LP
Landau Apartments Company, LP
Landings CPF 16, L.P. (DE)
Landmark Apts (Apartment) Associates (IL)
Lansing-Oxford Limited Partnership (MD)
Lantana-Oxford Associates Limited Partnership (MD)
Largo Partners, L.L.C. (MD)
Largo/OAC, L.L.C. (MD)
Las Americas Housing Associates (MA)
LaSalle Apartments, L.P. (DC)
Lassen Associates (DC)
Lauderdale Lakes Associates, Ltd.
Lauderdale Towers-REO, L.P. (TX)
Lauderhill Apartment Investors Limited Partnership
Laurel Gardens, a Partnership In Commendam
Laurel-Oxford Associates Limited Partnership (MD)
Laurens Villas, LP
Lawndale Square-REO, L.P. (TX)
Lazy Hollow Partners
Le Mans Apartments LP
Lee Hy Manor Associates Ltd Partnership (VA)
Leeco Co
Lee-Oxford Limited Partnership
Lemay Village Ltd (MO)

Lewisburg Associates Limited Partnership (WV)
Lewisburg Elderly Associates (PA)
Lexington-Oxford Associates (IN)
Lima-Oxford Associates (IN)
Lincoln Mariners Associates Limited
Lincoln Oceanside Associates Limited Partnership
Lincoln Park Associates (CO)
Lincoln Place Apartments II, Inc. (CA)
Lincoln Place Apartments, Inc. (CA)
Lincoln Plummer Village Associates Limited Partnership
Lincoln Property Company No. 409, Ltd.
Lincoln Village Oregon, Ltd
Linden Court Associates Ltd Partnership (NY)
Linnaeus Hawthorne Associates
Linnaeus Lexington Associates
Lock Haven Elderly Associates
Lock Haven Gardens Associates
Locust House Associates Limited Partnership
Lone Star Properties Limited (TX)
Long Beach/Wilmington Associates (WA)
Long Creek-Oxford Associates Limited Partnership (MD)
Long Meadow Apartments, LP
Longwood-Oxford Associates Limited Partnership (MD)
Longwood-Oxford Corporation (MD)
Loring Towers Apartments Limited Partnership (MN)
Loring Towers Associates (MA)
Loring Towers Preservation Limited Partnership (DE)
Los Angeles Lincoln Place Investors, Ltd (CA)
Loudoun House Ltd Partnership (VA)
Louisbourg Elderly Associates
Louisville Apartment Limited Partnership (TX)
Ludlam Gardens Apartments, LTD. (FL)
Lyncstar Integrated Communications LLC (CO)
Lynn-Oxford Associates Limited Partnership (MD)
M&P Development Co.
Madison Apts. Assocs.
Madison Park III Associates (MA)
Madison Park Properties Ltd (WA)
Madison River Properties, L.L.C. (DE)
Madison Terrace Associates
Madisonville, Ltd.
MAE-SPI, L.P. (DE)
Magnolia State Partners, Ltd. (MS)
Mallards of Wedgewood Limited (WA)
Mandarin Trace Apts Ltd (FL)
Manor Green Ltd (WA)
Manzanita Arms (CA)
Maple Hill Associates
Maple Park West Ltd Partnership (CO)
Marcella Manor Associates
Mariner's Cove JV, L.P. (DE)

Mariner's Cove JV GP, LLC (DE)
Marinette Woods (Apartment) Apt Associates
Market Ventures, L.L.C. (DE)
Massanutten Manor-Oxford Associates Limited Partnership (MD)
Mayer Beverly Park Limited Partnership
Mayer Canyon Terrace (CA)
Mayer Creekside (CA)
Mayer Warner Center Ltd. (CA)
Mayfair Manor Limited Partnership
Mayfair Village Limited Partnership (IN)
MBRF Hunt Club GP, LLC (SC)
McColl Housing Associates (SC)
McCombs Pension Investment Fund, Ltd. (CA)
McCombs Realty Partners, L.P. (CA)
Meadow Lane LP (MI)
Meadow Wood Associates General Partnership
Meadowbrook Drive Limited Partnership (IL)
Meadowgreen Associates, LTD (FL)
Meadowood Townhouses I Limited Partnership
Meadowood Townhouses III Limited Partnership (MD)
Meadows Apartments Limited Partnership (NV)
Meadows East Apartments Limited Partnership
Meadows II Ltd
Meadows IV Ltd.
Meadows Limited Partnership (IL)
Meadows Partners IV, Ltd. (MS)
Meadows Partners, Ltd. (MS)
Melbourne-Oxford Associates Limited Partnership (MD)
Melbourne-Oxford Corporation (MD)
Menlo Limited Partnership (AZ)
Merced Commons (DC)
Merced Commons II (DC)
Meridian Meadows, L.L.C. (MD)
Meridian Meadows-Oxford Limited Partnership (MI)
Meridian-REO, L.P. (TX)
Merrifields Associates
Mesa Ridge Partnership (TX)
MHO Partners Ltd (FL)
Miami Court Associates, LTD (FL)
Miami Elderly Associates Limited Partnership (OH)
Michigan Meadows Limited Partnership (IN)
Middletown-Oxford Limited Partnership (MD)
Midpark Development Company (OH)
Midtown Plaza Associates (WA)
Mill Street Associates Ltd Partnership (IL)
Miller Village (Eastline Associates)
Milliken Apartments Company
Minneapolis Associates II Limited Partnership (MA)
Minneapolis Associates Limited Partnership
Minneapolis Business Park JV
Miramar Housing Associates Ltd Partnership

Misty Woods CPF 19, LP (DE)
Monaco Arms Associates I (FL)
Monaco Arms Associates II Ltd (FL)
Monmouth Associates Ltd Partnership (WA)
Monroe Corporation (MD)
Monroe-Oxford Associates Limited Partnership (MD)
Monroeville Development Corporation (MA)
Montblanc Gardens Apartments Associates (MA)
Montblanc Housing Associates (MA)
Montgomery Partners, Ltd. (CA)
Montgomery Realty Company—84 (CA)
Montgomery Realty Company—85 (CA)
Monument Street Ltd Partnership (MD)
Moral Gardens Associates
Morningside Housing Phase B (NY)
Morrisania Towers Housing Company Ltd Partnership (NY)
Morton Towers Apartments, L.P. (DE)
Moss Gardens Ltd, a Partnership in Commendam
Mount Clare-Oxford Associates, A Maryland Limited Partnership (MD)
Mountain Run, L.P. (DE)
MRR Ltd Partnership
Mt Pleasant Associates Limited Partnership (MA)
Mulberry Associates
Multi-Benefit Realty Fund 87-1, California Limited Partnerships (A) (CA)
Multi-Benefit Realty Fund 87-1, California Limited Partnerships (B) (CA)
Murphy-Blair Associates III, L.P. (MO)
Muske Ltd Partnership (MI)
Naismith Holdings, LLC (DE)
Naples-Oxford Limited Partnership (MD)
Naples-Oxford, L.L.C. (MD)
Nashua-Oxford Bay Associates Limited Partnership (MD)
Natchez Ltd
Natick Associates
National Boston Lofts Associates, LLLP (CO)
National Housing Partnership Realty Fund I (MD)
National Housing Partnership Realty Fund III (MD)
National Housing Partnership Realty Fund IV
National Housing Partnership Realty Fund Two
National Housing Partnership Resi Associates I Limited Partnership (DC)
National Partnership Investments Corp. (DE)
National Pinetree Limited Partnership (NC)
National Property Investors 4 (CA)
National Property Investors 5 (CA)
National Property Investors 6 (CA)
National Property Investors 7 (CA)
National Property Investors 8, a California Limited Partnership (CA)
National Property Investors III (CA)
National Property Investors, Inc. (DE)
NCHP Development Corp.
Neighborhood Reinvestment Resources Corporation (IL)
New Baltimore Towers LP

New Castle-Oxford Associates (IN)
New Fairways LP
New Haven Associates Limited Partnership
New Hidden Acres, LP
New Horizons Associates, LTD.
New Lake Meadows, L.P. (SC)
New Shelter V LP (DE)
New Snowden Village I LP (DE)
New Timber Ridge GP, Limited Partnership (DE)
New Vistas Apartments Associates (IL)
New Vistas Apartments Associates Phase II (IL)
New Wesley Highland Towers
New West 111th Street Housing Company Ltd Partnership (NY)
New West 111th Street Two Associates Limited Partnership (NY)
Newark Ohio Townehouses Ltd
Newberry Arms, LP
Newington-Oxford Associates Limited Partnership (MD)
Newport-Oxford Associates Limited Partnership (MD)
Newton Hill Limited Partnership
NHP A&R Services, Inc. (VA)
NHP Alhambra Associates L.P. (DE)
NHP Alhambra, L.P. (DE)
NHP Bayshore Associates L.P. (DE)
NHP Bayshore, L.P. (DE)
NHP Country Gardens, Inc. (VA)
NHP Country Gardens, Limited Partnership
NHP Cranbrook Club Associates L.P.
NHP Cranbrook Club Limited Partnership (DE)
NHP Employee Limited Partnership (DC)
NHP Hollymead Associates L.P. (DE)
NHP Hollymead L.P. (DE)
NHP Investment Partners I
NHP Kingston Associates L.P. (DE)
NHP Kingston L.P. (DE)
NHP Maintenance Services Company (VA)
NHP Management Company (DC)
NHP Mattapony, LP (DE)
NHP Mid-Atlantic Partners One L.P. (DE)
NHP Mid-Atlantic Partners Three L. P. (DE)
NHP Mid-Atlantic Partners Two L.P. (DE)
NHP Park Village Associates Limited Partnership
NHP Park Village Limited Partnership
NHP Parkway Associates L.P.
NHP Parkway L.P.
NHP Partners Two Limited Partnership (DE)
NHP Pembroke Courts Associates L.P
NHP Pembroke Courts L.P (DE)
NHP Point West Associates '85
NHP Puerto Rico Management Company (DE)
NHP Ramblewood Associates L.P.
NHP Ramblewood L.P.

NHP Southeast Partners, L.P. (DE)
NHP Tropical Gardens Associates L.P.
NHP Villas Associates L.P.
NHP Villas Associates Two, L.P.
NHP Villas L.P.
NHP Windsor Crossing Associates, L.P.
NHP Windsor Crossing, L.P.
NHP Woodshire Associates L.P.
NHP/Congress Management Limited Partnership (VA)
NHP/HG Ten, L.P. (DE)
NHP/PRC Management Company LLC (DE)
NHP/PRC Management Company LLC (DE)
NHP-HDV Fourteen, Inc. (DE)
NHP-HDV Seventeen, Inc. (DE)
NHP-HDV Ten, Inc. (DE)
NHP-HDV Twelve, Inc. (DE)
NHP-HG Six, Inc. (VA)
NHP-HS Three, Inc. (DE)
NHPMN—GP, Inc. (DE)
NHPMN Management, L.P. (DE)
NHPMN Management, LLC (DE)
NHPMN State Management, Inc. (DE)
Nichols Townehomes Ltd (OH)
Ninth Springhill Lake Limited Partnership (MD)
Nob Hill Villa Apartments Associates, L.P. (TN)
Norco Associates (PA)
Normandie Avenue Limited Partnership
Normandy Group, Ltd. (IL)
North Coast/Syracuse LP
North Gate-Oxford Associates Limited Partnership (IN)
North Lake Terrace Associates Ltd Partnership (TX)
North Omaha Homes (NE)
North Park Associates (TX)
North Point Oxford Corporation (MD)
North Point-Oxford Associates Limited Partnership (MD)
North River Village III GP LP
North River Village III Limited Partnership (SC)
North Washington Park Estates
North Washington Park Partnership (IL)
North Woods-Oxford Associates Limited Partnership (IN)
Northbrook Apts. Ltd (MS)
Northbrook Partners, Ltd.
Northern States Properties Ltd (WA)
Northgate Limited, L.P. (DE)
Northgate Village Limited Partnership
Northpoint Apartments Partners, L.P. (DE)
Northpoint Preservation Limited Partnership (DE)
Northview Harbor Limited Partnership (IL)
Northwest Terrace Associates Ltd Partnership (TX)
Northwest Village Ltd. (TX)
Northwind Forest Ltd (MI)

Northwinds Apartments, L.P.
Nova Associates Limited (WA)
NP Bank Lofts Associates, L.P. (CO)
NP Lofts Associates, L.P. (CO)
NPI Property Management Corporation (FL)
NPI-AP Management, L.P. (DE)
NPI-CL Management, L.P. (DE)
OA '77 Cameron, L.L.C. (MD)
OAC L.L.C. (MD)
OAC Limited Partnership (MD)
Oak Falls Condominiums JV GP, LLC (DE)
Oak Falls Condominiums JV, L.P.
Oak Forest Associates Limited Partnership (OH)
Oak Forest II Associates Limited Partnership (OH)
Oak Forest III Associates (OH)
Oak Hill Apartment Associates
Oak Hollow South Associates (PA)
Oak Knoll (Apartments) Apts Ltd
Oak Park-Oxford Associates Limited Partnership (MI)
Oak Run GP, L.L.C. (SC)
Oak Run, L.P. (SC)
Oak West Limited Partnership (OK)
Oak Woods Associates (IL)
Oakbrook Investors Limited Partnership (MI)
Oakland City/West End Associates Ltd. (GA)
Oakland Company, LP
Oakland Village Townhouse Associates Ltd Partnership
Oakwood Limited Partnership
OAMCO I, L.L.C. (DE)
OAMCO II, L.L.C. (DE)
OAMCO III, L.L.C. (DE)
OAMCO IV, L.L.C. (DE)
OAMCO IX, L.L.C. (DE)
OAMCO V, L.L.C. (DE)
OAMCO VI, L.L.C. (DE)
OAMCO VII, L.L.C. (DE)
OAMCO VIII, L.L.C. (DE)
OAMCO X, L.L.C. (DE)
OAMCO XI, L.L.C. (DE)
OAMCO XII, L.L.C. (DE)
OAMCO XIII, L.L.C. (DE)
OAMCO XIV, L.L.C. (DE)
OAMCO XIX, L.L.C. (DE)
OAMCO XIX, L.P. (DE)
OAMCO XV, L.L.C. (DE)
OAMCO XVI, L.L.C. (DE)
OAMCO XVII, L.L.C. (DE)
OAMCO XVIII, L.L.C. (DE)
OAMCO XVIII, L.P. (DE)
OAMCO XX, L.L.C. (DE)
OAMCO XX, L.P. (DE)

OAMCO XXI, L.L.C. (DE)
OAMCO XXI, L.P. (DE)
OAMCO XXII, L.L.C. (DE)
OAMCO XXIII, L.L.C. (DE)
OAMCO XXIV, L.L.C. (DE)
OAMCO XXV, L.L.C. (DE)
OAMCO XXVI, L.L.C. (DE)
OAMCO XXVIII, Limited Partnership (DE)
OAMCO XXX, Limited Partnership (DE)
Ocala Place Ltd. (FL)
Ocala-Oxford Limited Partnership (MD)
O'Dea Investment Company (CA)
OFA Partners (PA)
O'Fallon Associates of Illinois Limited Partnership
OHA Associates
Okemos Station-Oxford Associates (MI)
Old Farm Associates (PA)
Old Orchard Limited Partnership (IL)
Olde Mill Investors Limited Partnership (DE)
Olde Towne Associates L.P. (IN)
Oliver Associates, A Maryland Limited Partnership (MD)
One Linwood Associates Ltd. (DC)
One Lytle Place Apartments Partners, L.P. (DE)
One Lytle Place, an Ohio Limited Partnership (OH)
One West Conway Associates Ltd Partnership (MD)
OP Property Management, L.P. (DE)
OP Property Management, LLC (DE)
OPA Locka Associates, Ltd. (FL)
Orange City Villas II Ltd (FL)
Orange Village Associates (PA)
Orangeburg Manor (SC)
Orchard Mews Associates Ltd Partnership (MD)
Orchard Park Apartments, L.P. (SC)
Orlando-Lake Conway Limited Partnership (CT)
ORP Acquisition Partners Limited Partnership (MD)
ORP Acquisition, Inc. (MD)
ORP Corporation I (MD)
ORP Corporation II (MD)
ORP Corporation III (MD)
ORP Corporation IV (MD)
ORP Four Limited Partnership (MD)
ORP I Assignor Corporation (MD)
ORP One L.L.C. (MD)
ORP Three L.L.C. (MD)
ORP Two L.L.C. (MD)
OTC Apartments Limited Partnership (FL)
OTEF II Assignor Corporation (MD)
OTEF II Associates Limited Partnership (MD)
Outlets GP, L.L.C. (SC)
Overbrook Park Ltd
Overlook Apartment Associates Ltd (GA)

Oxford Apartments Ltd (IL)
Oxford Associates '76 Limited Partnership (DE)
Oxford Associates '77 Limited Partnership (DE)
Oxford Associates '78 Limited Partnership (IN)
Oxford Associates '79 Limited Partnership (IN)
Oxford Associates '80 Limited Partnership (IN)
Oxford Associates '81 Limited Partnership (IN)
Oxford Associates '82 Limited Partnership (IN)
Oxford Associates '83 Limited Partnership (IN)
Oxford Associates '84 Limited Partnership (IN)
Oxford Associates '85 Limited Partnership (IN)
Oxford Associates '86 Limited Partnership (IN)
Oxford Bethesda I Limited Partnership (MD)
Oxford Bethesda II Limited Partnership (MD)
Oxford Construction Services, Inc. (IN)
Oxford Corporation (IN)
Oxford Development Corporation (IN)
Oxford Development Enterprises, Inc. (IN)
Oxford Engineering Services, Inc. (IN)
Oxford Equities Corporation II (DE)
Oxford Equities Corporation III (DE)
Oxford Fund I Limited Partnership (MD)
Oxford General Partners Corporation (DE)
Oxford Holding Corporation (MD)
Oxford Investment Corporation (MD)
Oxford Investment II Corporation (MD)
Oxford Management Company, Inc. (IN)
Oxford Managers I, Limited Partnership (MD)
Oxford Managers II, Limited Partnership (MD)
Oxford Managers III-A Limited Partnership (MD)
Oxford Mortgage & Investment Corporation (IN)
Oxford Multiple Equities for Growth & Appreciation Limited Partnership (MD)
Oxford National Properties Corporation (MD)
Oxford Oaks Investors Ltd Partnership (OK)
Oxford Partners I Limited Partnership (IN)
Oxford Partners II Limited Partnership (MD)
Oxford Partners III Limited Partnership (MD)
Oxford Partners V Limited Partnership (MD)
Oxford Partners X, L.L.C. (MD)
Oxford Place Associates (RI)
Oxford Properties Corporation (IN)
Oxford Property Advisors Corporation (MD)
Oxford Public Funds Corporation (MD)
Oxford Real Estate Holdings Corporation (MD)
Oxford Realty Advisers Corporation (MD)
Oxford Realty Financial Group, Inc. (MD)
Oxford Realty Services Corporation (DE)
Oxford Residential Properties I Corporation (MD)
Oxford Residential Properties I Limited Partnership (MD)
Oxford Retirement Services, Inc. (MD)
Oxford Tax Exempt Fund I Corporation (MD)

Oxford Tax Exempt Fund II Corporation (MD)
Oxford Tax Exempt Fund II Limited Partnership (MD)
Oxford-Columbia Associates, A Maryland Limited Partnership (MD)
Oxford-Kirkwood Associates, A Maryland Limited Partnership (MD)
Oxparc 1994, L.L.C. (MD)
Oxparc 1995, L.L.C. (MD)
Oxparc 1996, L.L.C. (MD)
Oxparc 1997, L.L.C. (MD)
Oxparc 1998, L.L.C. (MD)
Oxparc 1999, L.L.C. (MD)
Oxparc 2000, L.L.C. (MD)
P W III Associates Ltd Partnership
P W IV Associates Ltd Partnership
P W V Associates Ltd Partnership
P W VI Associates Ltd Partnership
P&R Investment Services
P.A.C. Land II Limited Partnership (OH)
Pacific Coast Plaza (CA)
Pacific Coast Villa Limited Partnership
Palace Apartments (NV)
Palisades Apartments LTD (FL)
Palm Aire-Island Club Apartments, L.P. (DE)
Palm Aire-Oxford Limited Partnership (MD)
Palm Beach Apartments, L.P.
Palm Beach-Oxford Limited Partnership (MD)
Palm House Ltd Partnership
Palm Lake Associates, LTD. (FL)
Palm Springs Senior Citizens Complex
Palmer Square Apartments Associates
PAM Consolidated Assurance Company, Ltd. (Bermuda)
Panorama City I Limited Partnership
Panorama City II Limited Partnership
Panorama Park Apartments Limited Partnership
Parc Chateau Section I Associates (GA)
Parc Chateau Section II Associates (GA)
Parham-Oxford Associates, A Maryland Limited Partnership (MD)
Park Avenue West I Limited Partnership
Park Avenue West II Limited Partnership
Park Creek Ltd Partnership (CO)
Park Manor, Oregon, Ltd.
Park Meadows Management, LLC (DE)
Park North-Oxford Associates, A Maryland Limited Partnership (MD)
Park Run Apartments, Ltd.
Park Towne Place Associates Limited Partnership (DE)
Parker House Associates Limited Partnership (MD)
Parkview Apartments Limited Partnership (SC)
Parkview Arms Associates I Limited Partnership (OH)
Parkview Arms Associates II Limited Partnership (OH)

Parkview Associates (GA)
Parkview Associates Limited Partnership
Parkview Development Co. (MN)
Parkways Associates Ltd Partnership (IL)
Partners Liquidating Trust (DE)
Partners of the National Housing Partnership—II Liquidating Trust
Patman Switch Associates (LA)
Pavilion Associates
Pavilion Preservation, L.P. (DE)
Pebble Point Corporation (MD)
Pebble Point-Oxford Associates, L.P. (IN)
Pelham Place GP Limited Partnership (SC)
Pelham Place L.P. (SC)
Pendleton Riverside Apartments Oregon Ltd (OR)
Penn Hall Associates Ltd Partnership (WA)
Pennbrook Apartments Associates
Pennsylvania Associates
Penview Associates (NY)
Peppermill Place Apartments JV GP, LLC (DE)
Peppermill Place Apartments JV, L.P.
Peppermill Village-Oxford Associates (IN)
Peppertree Associates
Peppertree Village Of Avon Park Ltd (FL)
Pershing Waterman Phase I Ltd Partnership
Philippi Towers Limited Partnership
Phillips Village Associates (CA)
Pickwick Place AP XII, LP (SC)
Pine Bluff Associates, A Maryland Limited Partnership (MD)
Pine Haven Apartments, Ltd (MI)
Pine Lake Terrace Associates LP
Pine Tree Apartments, Ltd. (FL)
PineHaven Villas Apartments LP
Pinehurst, Ltd.
Pinellas-Oxford Associates Limited Partnership (MD)
Pineridge Associates, L.P. (MO)
Pineridge Management, Inc. (CA)
Pinetree Associates
Pinewood Ltd.
Pinewood Park Apartments, A Limited Partnership (SC)
Pinewood Place Apartments Associates Limited Partnership
Piney Branch Associates (MD)
Pittsfield Neighborhood Associates
Place One Ltd Partnership (VA)
Placid Lake Associates, Ltd. (FL)
Plains Village Ltd. (TX)
Plainview Apartments, LP (SC)
Plantation Creek CPGF 22, LP (DE)
Plantation Partners Ltd. (FL)
Pleasant Valley Apartments Ltd Partnership
Pleasanton Greens Investment Co.
Plumly Townhomes Ltd

Point James Apartments Associates Limited Partnership (SC)
Point James Apartments Partners, L.P. (DE)
Point Village Associates
Point West Associates Limited Partnership (GA)
Point West Limited Partnership (KS)
Polynesian Apartments Associates, LTD.
Portage Associates Limited Partnership (MI)
Porterwood-REO, L.P. (TX)
Portfolio Properties Eight Associates (DC)
Portfolio Properties Five Associates (DC)
Portfolio Properties Twelve Associates (DC)
Portland Plaza Ltd Partnership (KY)
Portner Place Associates Ltd Partnership
Post Ridge Associates, Ltd. (TN)
Post Street Associates Ltd Partnership (NY)
Prairie Village Associates
Preferred Properties Fund 80 (CA)
Preston Drive Ltd Partnership
Pride Gardens
Prime Aspen Limited Partnership (TX)
Prime Crest, L.P. (TX)
Prime H.C. Limited Partnership (TX)
Prince Street Towers Ltd Partnership
Property Asset Management Services-California, L.L.C. (CA)
Prospect Associates
PTP Properties, Inc. (DE)
Pueblo Limited Partnership (CO)
Pullman Wheelworks Assoc I
PW V Associates Limited Partnership (MO)
PW VI Associates Limited Partnership (MO)
Pynchon Partners I Limited Partnership
Pynchon Partners II Limited Partnership
Quail Run Associates, L.P. (DE)
Quail Run IV GP Limited Partnership
Quail Run IV Limited Partnership (SC)
Quail Woods Apartments Partners, L.P. (DE)
Quail Woods Developers Limited Partnership (NC)
Queen's Court Joint Venture (TN)
Queensgate II Associates (OH)
Queenstown Apartments Ltd Partnership (MD)
Quincy Manor Associates (WA)
Quint Properties Limited Partnership
Raintree GP Inc. (DE)
Raintree GP, L.L.C. (SC)
Raintree Meadows (CA)
Raintree Pensacola, L.P. (SC)
Ramblewood Limited Partnership (MI)
Ramblewood Residential JV GP, LLC (DE)
Ramblewood Residential JV, LLC (DE)
Ramblewood Services, LLC (DE)
Rancho Arms (DC)

Rancho Townhouse Associates (DC)
Randol Crossing Investors (IL)
Randol Crossing Partners (IL)
Ranger Apartments, Ltd.
Ravensworth Associates (MA)
Raymonia Apts. LP
RC Associates (IL)
Real Estate Equity Partners, Inc. (DE)
Real Estate Equity Partners, L.P.
Real Estate Venture Fund III Limited Partnership (MA)
Red River Estates, LP
Reddman Corporation (MD)
Reddman-Oxford Associates Limited Partnership (MD)
Reedy River Properties, L.L.C. (DE)
Registry Square Ltd Partnership
Related Management Company of Florida (FL)
Related/Advance Capital, Ltd. (FL)
Related/GMN Biscayne, Ltd. (FL)
Related/Winchester, Ltd. (FL)
Renaissance-Oxford Associates Limited Partnership (MD)
Residual Equities, L.P. (DE)
Retirement Manor Associates (CA)
RH Associates
RI-15 Limited Partnership (DC)
Richlieu Associates
Richton Park Investment (WA)
Richton Square Elderly, Ltd.
Richton Square, Phase IV, Ltd.
Ridge Carlton Corp. (MA)
Ridgecrest Associates (IL)
Ridgewood Towers Associates
Riding Club, Ltd. (DE)
River Crossing Apartments, Ltd.
River Hill, Limited Partnership (TN)
River Loft Apartments Limited Partnership (PA)
River Loft Associates Limited Partnership (MA)
River Oaks Associates
River Wood Associates Limited Partnership (IN)
River Woods Associates Limited Partnership (IL)
Rivercreek Apartments LP (SC)
Rivercrest Apartments, L.P. (SC)
Riverfront Apartments Ltd Partnership
Riverfront Associates Ltd
Riverpoint Associates
River's Edge Associates Limited Dividend Housing Association Limited Partnership (MI)
Riverside Park Associates Limited Partnership (DE)
Riverview II Associates (NY)
Rochester Avenue Associates
Rockledge Associates
Rockville Associates, Ltd. (OH)
Rockwell Limited Partnership

Rolling Meadows Of Ada Ltd (OK)
Roosevelt Gardens II
Roosevelt Gardens LP
Roswell-Oxford Limited Partnership (MD)
Round Barn Manor Associates
Rowland Heights Apartments
Rowland Heights II Ltd (CA)
Rowland Heights Liquidating Trust
Royal Coast Apartments. Associates., Ltd. (FL)
Royal De Leon Apartments, Ltd. (FL)
Royal Shore Associates
Royal Towers Limited Partnership (MO)
RT Homestead Associates, Ltd. (FL)
RT Walden Associates, Ltd. (FL)
Ruffin Road Associates Limited Partnership (VA)
Runaway Bay II Corporation (MD)
Runaway Bay II-Oxford Associates Limited Partnership (MD)
Runaway Bay-Oxford Associates, L.P. (MD)
Running Brooke II Associates
Ruscombe Gardens Ltd Partnership (MD)
Russ Allen Plaza Associates, LTD
Rutherford Park Townhouses Associates
S.A. Apartments, Ltd. (AL)
Sabal Palm Associates, Ltd.
Sagewood Manor Associates (NV)
Saginaw Village Oregon, Ltd. (OR)
SAHF II Limited Partnership (DE)
Saint George Villas (SC)
Salem Arms of Augusta LP (SC)
Salem Courthouse LP (SC)
Salem GP, L.L.C. (SC)
Salem Manor Oregon Ltd (OR)
Salem-Oxford Associates Limited Partnership (MD)
San Bruno-Oxford Limited Partnership (MD)
San Jose Limited Partnership (TX)
San Juan Apartments (DC)
San Juan del Centro Limited Partnership (CO)
San Souci-REO, L.P. (TX)
Sandwich Apartments Associates II Limited Partnership
Sandy Springs Associates Ltd
Scandia Associates L.P. (IN)
Schaumburg-Oxford Limited Partnership (MD)
Schumaker Glen Associates, A Maryland Limited Partnership (MD)
Scotch Associates Limited Partnership (PA)
Scotch Lane Associates (PA)
Scott Manor Apartments
Seagrape Village Associates, LTD.
Seaside Point Partners, Ltd. (TX)
Seasons Apartments, L.L.C. (TX)
Seasons Apartments, L.P. (TX)
Seattle Rochester Avenue Associates (NY)

Second Springhill Lake Limited Partnership (MD)
Secured Income, L.P. (DE)
Security House, Ltd. (WA)
Security Management Inc. (WA)
Security Properties (WA)
Security Properties 73 (WA)
Security Properties 74 (WA)
Security Properties 74 II (WA)
Security Properties 74 III (WA)
Security Properties 74A (WA)
Security Properties 75 (WA)
Security Properties 76 (WA)
Security Properties 77 (WA)
Security Properties 77A (WA)
Security Properties 78 (WA)
Security Properties 78A (WA)
Security Properties 79 (WA)
Security Properties 79 II (WA)
Security Properties 80 (WA)
Security Properties 81 (WA)
Security Properties 81A (WA)
Security Properties FHA (WA)
Seminole-Oxford Associates Limited Partnership (MD)
Seminole-Oxford Corporation (MD)
Sencit F/G Metropolitan Associates (NJ)
Sencit Jacksonville Company, Ltd (FL)
Sencit Kelly Township Associates
Sencit Lebanon Company
Sencit New York Avenue Associates
Sencit Selinsgrove Associates
Sencit Towne House LP
Senior Chateau, Ltd.
Serramonte Plaza, a California Limited Partnership (CA)
Seventh Springhill Lake Limited Partnership (MD)
SH Partners, L.P. (DE)
Shadowood Apartments
Shaker Square, L.P. (DE)
Shannon Manor Apartments, a Limited Partnership (SC)
Sharon Woods, L.P (DE)
Sharp-Leadenhall Associates, A Maryland Limited Partnership (MD)
Sharp-Massachusetts Investment Limited Partnership (DE)
Shearson/Calmark Heritage Park, Ltd. (CA)
Shelter I GP LP (DE)
Shelter III GP Limited Partnership (SC)
Shelter IV GP LP (SC)
Shelter Properties I Limited Partnership (SC)
Shelter Properties II Limited Partnership (SC)
Shelter Properties III Limited Partnership (SC)
Shelter Properties IV Limited Partnership (SC)
Shelter Properties V Limited Partnership (SC)
Shelter Properties VI Limited Partnership (SC)

Shelter Properties VII Limited Partnership (SC)
Shelter V GP LP (SC)
Shelter V GP SC LP (SC)
Shelter VII GP Limited Partnership (SC)
Sheraton Towers Limited Partnership
Sherman Terrace Associates
Shoreview Apartments, L.P. (DC)
Signature Point Joint Venture (TX)
Signature Point Partners, Ltd. (TX)
Silver Blue Lake Apartments, LTD.
Silverwood Village Apartments
Singleton-Oxford Associates Limited Partnership (MD)
Site 10 Community Alliance Associates Ltd Partnership (NY)
Six Winthrop Properties, Inc. (DE)
Sixth Springhill Lake Limited Partnership (MD)
Sleepy Hollow Apartments Ltd Partnership
Smith House Associates (MD)
Snap IV Limited Partnership (GA)
SNI Development Company Ltd Partnership (NY)
Snowden GP, L.L.C. (SC)
Snowden Village Associates, L.P. (DE)
Snowden Village GP Limited Partnership (DE)
Somerset-Oxford Associates (MI)
South Arsenal Neighborhood Associates (CT)
South Brittany Oaks, L.P. (DE)
South Dade Apartments, LTD. (FL)
South Hiawassee Village Ltd (FL)
South La Mancha, L.P. (DE)
South Landmark Properties, L.P. (TX)
South Mill Associates
South Mountain Terrace Ltd
South Park Apartments Limited Partnership
South Port Apartments, A California Limited Partnership (CA)
South Port CCP/IV, L.L.C. (SC)
South Shore Village Leased
South Windrush Properties, L.P. (TX)
Southbay Villas Limited Partnership (CA)
Southmont Apartments (AR)
Southridge Apartments Limited Partnership (TX)
Southridge Associates (IL)
Southridge Investors (IL)
Southridge-Oxford Limited Partnership (MD)
Southside Village Apts. Liquidating Trust
Southward Limited Partnership (TX)
Southwest Affordable Housing Fund Limited Partnership (DE)
Southwest Associates, L.P. (DE)
Southwest Parkway Holdings, Inc. (WA)
Southwest Parkway, Ltd. (TX)
SP Bolingbrook Associates (WA)
SP Buckeye Properties (WA)
SP Columbia Limited (CT)

SP Diversified 1980 (WA)
SP Diversified Properties -I (WA)
SP Illinois Partnership Ltd. (WA)
SP Jayhawk Properties (WA)
SP Mid Term Income Fund, Ltd. (WA)
SP Pine Hills Properties (WA)
SP Properties 1982 (WA)
SP Properties 1983 (WA)
SP Properties 1983 Two (WA)
SP Properties 1984 (WA)
SP Properties I
SP/Hotel Associates, Ltd. (WA)
Spartanburg-Oxford Limited Partnership (MD)
SPI Hartford Associates (WA)
SPI Willoughby Avenue (WA)
Spring Meadow Limited Partnership (MA)
Springdale West (CA)
Springfield Facilities, LLC (MD)
Springhill Commercial Limited Partnership (MD)
Springhill Lake Investors Limited Partnership (MD)
Spruce Hill Apartments, Ltd.
Spruce Ltd Partnership
Spyglass-Oxford Associates, L.P. (IN)
St. Joseph Limited Partnership (MD)
St. Mary's—Oxford Associates Limited Partnership (MD)
St. Nicholas Associates Ltd Partnership (NY)
Stafford Apartments Ltd Partnership (MD)
Stanbridge LP (Lakeshore I)
Standart Woods Associates Limited Partnership (DE)
Standpoint Vista Limited Partnership (MD)
Staunton Heights LP (Lakeshore III)
Steeplechase (Ailken) Ltd. (SC)
Steeplechase JV GP, LLC (DE)
Steeplechase JV, LLC (DE)
Sterling Crest Joint Venture (TN)
Sterling Village Limited Partnership
Stewartown Associates Ltd. (MD)
Stirling Court Apartments JV GP, LLC (DE)
Stirling Court Apartments JV, L.P.
Stock Island Ltd Partnership (FL)
Stone Hollow-REO, L.P. (TX)
Stonecreek/Waters Landing, L.L.C. (MD)
Stonegate Park Apartments, Ltd
Stoneridge Associates of Ohio Limited Partnership (OH)
Stoney Creek CPGF 22, LP (DE)
Stoney Greens, LLC (SC)
Stonybrook Apartments Associates (SC)
Storey Manor Associates Ltd Partnership (IL)
Stratford Place Investors Limited Partnership (DE)
Stratford Village Realty Trust (MA)
Strawbridge Square Apartments Partners, L.P. (DE)

Strawbridge Square Associates Ltd Partnership (VA)
Sturbrook Investors, Ltd.
Stuyvesant Limited Dividend (MI)
Sugar Bush Oxford Associates (IN)
Summersong Townhouse Ltd Partnership (CO)
Summerwalk NPI III, L.P. (SC)
Summerwalk Properties, L.L.C. (MD)
Summit Square Associates (PA)
Sun Lake JV GP, LLC (DE)
Sun Lake JV, Ltd. (FL)
Sun Terrace Associates (PA)
Sunbury Downs Apartments JV GP, LLC (DE)
Sunbury Downs Apartments JV, L.P. (TX)
Suncrest Village (IA)
Sunland Terrace Limited, a California Limited Partnership
Sunnycrest Manor Associates (IN)
Sunrise Associates Ltd Partnership (IL)
Sunrise Gardens (CA)
Sunset Capital Apartments Liquidating Trust
Sunset Plaza Apartments
Sunset Silver Bow Apts
Sunset Village Apartments Ltd
Suntree-Oxford Associates Limited Dividend Housing Association (MI)
Susquehanna View Limited Partnership
Sutton Place CCP V, LP (SC)
Swan Creek Associates Liquidating Trust
Swift Creek Apts. of Hartsville, LP
Sycamore Creek Associates, L.P. (DE)
T.M. Alexander Associates, LTD. (FL)
Table Mesa Joint Venture
TAHF II Limited Partnership (DE)
Tamarac Pines II Ltd Partnership
Tamarac Pines Ltd Partnership
Tanara Villa Associates I Liquidating Trust
Tandem Properties
Tara Bridge Limited Partnership (GA)
Taunton Green Associates (MA)
Taunton II Associates (MA)
TEB Municipal Trust II (DE)
Ten Winthrop Properties, Inc. (MD)
TERRA II Ltd. (PA)
Terrace Gardens Limited Partnership (CA)
Terrace Investors Ltd.
Texas Affordable Housing Investment Fund I Limited Partnership (NC)
Texas Apartment Investors General Partnership (DE)
Texas Cheyenne Village Apartments Ltd Partnership (TX)
Texas Residential Investors Limited Partnership (DE)
The Advance Fund, Ltd. (WA)
The Biltmore Ltd. (OH)
The Bluffs Development Limited Partnership (IN)
The Chimneys-Oxford Associates (IN)

The Corners Apartments IV Limited Partnership (SC)
The Courtyard-Oxford Associates (IN)
The Crossings II Limited Partnership (GA)
The Fondren Court Joint Venture (TX)
The Glens LP
The Houston Recovery Fund (TX)
The Houston Recovery Fund JV GP, LLC (DE)
The Houston Recovery Fund JV, L.P. (TX)
The Meadows Apartments (SC)
The New Fairways, L.P. (DE)
The Oak Park Partnership, a Texas Limited Partnership (IL)
The Park at Cedar Lawn, Ltd. (TX)
The Rogers Park Partnership (IL)
The Terraces Associates (IN)
The Tinley Company
The Trails GP Limited Partnership
The Trails, LP (SC)
The Twentynine Palms Limited Partnership
The Villa Limited Partnership
The Village of Kaufman, Ltd.
The Villas, A Limited Partnership (TX)
The Woods Associates
Third Springhill Lake Limited Partnership (MD)
Three Fountains Limited (MI)
Three Winthrop Properties, L.P.
Thrippence Associates, Ltd. (GA)
Tidewater-Oxford Limited Partnership (MD)
Tiffany Rehab Associates (MO)
Timber Ridge JV GP, LLC (DE)
Timber Ridge JV, L.P. (DE)
Timberhill Associates Limited Partnership (SC)
Timberlake Apartments Limited Partnership (TX)
Timberwoods Associates, LP
Timuquana Park Associates, Ltd. (FL)
Tinker Creek Limited Partnership (VA)
Tompkins Terrace Associates (NY)
Tower of David
Town & Country Club Apartments LP
Town North, a Limited Partnership (AR)
Town One Limited Partnership (SD)
Town One, Phase II Limited Partnership (SD)
Towne Parc-REO, L.P. (TX)
Township at Highlands Partners, Ltd. (TX)
Townview Towers I Partnership, Ltd. (TX)
Trail Ridge Apartments, Ltd.
Travis One-Oxford Limited Partnership (MD)
Treeline Associates
Treeslope Apartments Limited Partnership (SC)
Trianon Ltd. A LP
Trinity Apartments JV GP, LLC (DE)
Trinity Apartments JV, L.P. (DE)

Trinity Hills Village Apartments Ltd Partnership (TN)
Trinity Place Community Urban Redevelopment Corporation (OH)
Trinity Towers 14th Street Associates Ltd Partnership
Trinity-Oxford Associates L.P. (IN)
Trinity-Oxford Corporation (MD)
Tri-Properties Associates, LP (SC)
Tri-State Ltd
Tujunga Gardens Limited Partnership
Tumast Associates
Turnberry-REO, L.P. (TX)
Twin Gables Associates Limited Partnership (OH)
Twin Towers Associates (CT)
Two Bridges Associates Limited Partnership (NY)
Tyee Associates
U.S. Realty Partners, Limited Partnership (DE)
U.S. Shelter, Limited Partnership (SC)
Underwood Associates Limited Partnership (CT)
Underwood-Oxford Associates Limited Partnership One (CT)
United Front Homes (MA)
United Handicap Federation Apartments Associates Limited Partnership (MN)
United House Associates
United Housing Partners Elmwood Ltd. (AL)
United Housing Partners Morristown Limited Partnership (TN)
United Housing Partners Welch Ltd (TN)
United Housing Partners-Cuthbert Ltd (GA)
United Housing Partnership Carbondale Ltd (TN)
United Investors Income Properties (MO)
United Investors Income Properties II (MO)
United Redevelopment Associates Ltd Partnership (NY)
University Plaza Associates (PA)
University Woods II Associates Limited Partnership (OH)
University Woods III Associates Limited Partnership (OH)
Uptown Village Limited (OH)
Urbana Village (OH)
Urbanizacion Maria Lopez Housing Company Ltd Partnership (NY)
US Realty I Limited Partnership
Valley Associates
Van Nuys Associates Limited Partnership (CA)
Vantage '78 Ltd Partnership
Verdes Del Oriente Preservation, L.P. (CA)
Victoria Arms Apartments (MO)
Victorian Associates Limited
Victory Square Apartments Limited Partnership
Villa De Guadalupe Associates (DC)
Villa De Guadalupe Associates Preservation, L.P. (CA)
Villa Del Norte Associates (TX)
Villa Del Norte II Associates (TX)
Villa Del Sol Associates Limited Partnership
Villa La Paz JV GP, LLC (DE)
Villa La Paz JV, L.P. (DE)
Villa Nova Limited Partnership (TN)

Village Apts.
Village Circle Apartments Ltd Partnership
Village East Towers Limited (MO)
Village Green Apartments Company Ltd (AL)
Village Green Limited Partnership (FL)
Village Grove, Ltd.
Village Oaks-Oxford Associates, A Maryland Limited Partnership (MD)
Village South Associates (TX)
Vineville Towers Associates Ltd (GA)
Virginia Apartments Limited
Vista APX, Ltd.
Vista Park Chino Limited Partnership
Vistas De San Juan Associates Ltd Partnership
Vistula Heritage Village Limited Partnership (OH)
Vivendas Associates
VMS Apartment Portfolio Associates II, a California General Partnership (CA)
VMS Apartment Portfolio Associates III, a California Limited Partnership (CA)
VMS National Properties (IL)
VMS National Residential Portfolio I (IL)
VMS National Residential Portfolio II (IL)
Voltaire Assocs. (GA)
W.T. Limited Partnership (DE)
WAI Associates Limited Partnership (TX)
WAI Properties, Inc. (TX)
Waico Apartments Associates Ltd Partnership (WI)
Waico Phase II Associates Ltd Partnership (WI)
Walden Joint Venture Limited Partnership (MD)
Walden Member, Inc. (DE)
Walden Oaks Associates Ltd Partnership
Walden Pond Assoc., Ltd.
Walhalla Gardens LP
Walmsley Terrace Associates Limited Partnership (VA)
Walnut Hills Associates Ltd
Walnut Springs Associates (IL)
Walnut Springs JV GP, LLC (DE)
Walnut Springs JV, L.P. (DE)
Walnut Springs Limited Partnership (IL)
Walnut Towers Development Liquidating Trust
Walton-Perry Ltd. (MI)
Warden Associates, A Limited Partnership
Warner Center Inc. (DE)
Warner Center/MGP Inc. (DE)
Warwick Terrace Company Liquidating Trust
Wasco Arms
Washington Chinatown Associates Limited Partnership (DC)
Washington Manor Limited Partnership (TX)
Washington Plaza, Oreg., Ltd. (OR)
Wash-West Properties
Waterford Apartments JV GP, LLC (DE)
Waterford Apartments JV, L.P. (TX)
Waterford Square Apartments, Ltd. (CA)

Watergate II Apartments Ltd.
Watergate II Associates
Watermans Crossing Associates, L.P. (DE)
Waters Landing Partners, L.L.C. (MD)
Waters Towers Associates Ltd Partnership (MD)
Waynesboro Limited Partnership (MS)
Wedgewood Club Estates Limited (WA)
Wedgewood Golf Associates
Wesley Madison Towers Ltd.
West Alameda Apartments (OR)
West Lake Arms Limited Partnership (DE)
West Oak Village Limited Partnership
West Virginian Manor Associates
Westbury Investors Limited Partnership (DE)
Westbury Limited Partnership (MD)
Westchase Midrise Office Partners, Ltd. (TX)
Westchester-Oxford Limited Partnership (MI)
Westchester-Oxford, L.L.C. (MD)
Western Hills Associates LLC (NY)
Westgate (Spartanburg) Ltd (SC)
Westgate Apartments (GA)
Westgate Apartments (GA)
Westlake Apts. Assocs.
Westlake East Associates, L.P.
Westlake Terrace Associates
Westminster Associates Ltd Partnership (MD)
Westminster Commons Associates (VA)
Westminster Properties Ltd.
Westridge-Oxford Limited Partnership (MD)
Westview-Youngstown Ltd (OH)
Westwick Apartments, Ltd.
Westwick II Ltd
Westwood Terrace Associates
Westwood Terrace Second Limited Partnership
WF-AC Tax Credit Fund I, L.P. (DE)
WF-AC Tax Credit Fund I, LLC (DE)
WFC Realty Co., Inc. (MA)
WFC Realty Saugus, Inc. (MA)
Whispering Pines AIP 6 LP (SC)
White Cliff Apartments Limited Partnership
Whitefield Place Ltd Partnership
Wickford Associates (NC)
Wigar Limited Partnership (MO)
Wilder Richman Historic Properties II, L.P. (DE)
Wilder Richman Historic Properties, L.P. (DE)
Wilderness Trail, Ltd.
Wilkes Towers Limited Partnership (NC)
Williamsburg East-REO, L.P. (TX)
Williamsburg Investors Limited Partnership (IN)
Williamsburg Limited Partnership (IL)
Williamsburg South Apartments LP (SC)

Williamsburg-Oxford Limited Partnership (MD)
Willow Creek, L.P. (DE)
Willow Park Associates, L.P.
Willow Wood Limited Partnership (CA)
Willows Associates Limited
Winchester Gardens, Ltd. (FL)
Wind Drift Corporation (MD)
Wind Drift-Oxford Associates, L.P. (IN)
Windgate Member, Inc. (DE)
Winding Brook Associates
Windridge-Oxford Associates Limited Partnership (MD)
Windsor Apartments Limited Partnership (DE)
Windsor Crossings Limited Partnership (NJ)
Windsor Hills I LP (DE)
Winhaven Associates
Winnsboro Arms LP
Winrock-Houston Limited Partnership (DE)
Winslowe Apts Ltd
Winter Garden Preservation, L.P. (MO)
Winter Park Associates LP
Winthrop Apartment Investors 2 Limited Partnership (MD)
Winthrop Apartment Investors Limited Partnership (MD)
Winthrop Financial Associates, a Limited Partnership (MD)
Winthrop Financial Co., Inc. (MA)
Winthrop Growth Investors I Limited Partnership (MA)
Winthrop Northeast Properties, Inc. (MA)
Winthrop Petersburg Co., Inc. (MD)
Winthrop Properties, L.P. (DE)
Winthrop Texas Investors Limited Partnership (MD)
Winthrop-Metro Equities Corporation (DE)
Win-Wood Village, Ltd.
WL/OAC, L.L.C. (MD)
Wolf Ridge Apartments, Ltd.
Wollaston Manor Associates (MA)
Wood Creek CPGF 22, LP (DE)
Woodberry Forest-REO, L.P. (TX)
Woodcrest Apartments, Ltd. (TX)
Woodfield Member, Inc. (DE)
Woodhaven Associates, a Virginia Limited Partnership (VA)
Woodhill Associates (IL)
Woodhill JV GP, LLC (DE)
Woodhill JV, L.P. (DE)
Woodlake Associates, a Limited Partnership (WA)
Woodland Apartments Limited Partnership (SC)
Woodland Hills-Oxford Associates (MI)
Woodland Ridge Associates (IL)
Woodland Ridge II Partners (IL)
Woodlawn Village Associates, L.P. (DE)
Woodmark Limited Partnership (VA)
Woodmere Associates, L.P. (DE)
Woodridge Associates Limited Partnership (OH)

Woods Edge Corporation (MD)
Woods Edge-Oxford Associates, L.P. (IN)
Woods Mortgage Associates (PA)
Woods of Inverness CPF 16, L.P. (DE)
Woodshire JV GP, LLC (DE)
Woodshire JV, L.P. (DE)
Woodside Village
Woodside Villas of Arcadia Ltd (FL)
Woodsong I
Woodsong II
Woodsong Limited Partnership
Woodsvilla Associates (WA)
Woodway Office Partners, Ltd. (TX)
Worcester Episcopal Housing Company (MA)
WRC -87A Corp.
Wyckford Commons, L.P. (DE)
Wyntre Brook Associates (PA)
Yacht Club at Brickell, LLC (FL)
Yadkin Associates Ltd Partnership
Yorktown Towers Associates (IL)
Yorktree JV GP, LLC (DE)
Yorktree JV, L.P. (DE)
Young Israel-Canoga Park, a California limited partnership (CA)
Zickler Associates Limited Partnership (IN)
ZIMCO Corporation IV (MD)
ZIMCO I L.L.C. (MD)
ZIMCO I Limited Partnership (MD)
ZIMCO II L.L.C. (MD)
ZIMCO II Limited Partnership (MD)
ZIMCO III Limited Partnership (MD)
ZIMCO IV Limited Partnership (MD)
ZIMCO IX L.L.C. (MD)
ZIMCO V L.L.C. (MD)
ZIMCO VI L.L.C. (MD)
ZIMCO VII L.L.C. (MD)
ZIMCO VIII L.L.C. (MD)
ZIMCO X L.L.C. (MD)
ZIMCO XI L.L.C. (MD)
ZIMCO XII L.L.C. (MD)
ZIMCO XIII L.L.C. (MD)
ZIMCO XIV L.L.C. (MD)
ZIMCO XIX L.L.C. (MD)
ZIMCO XV L.L.C. (MD)
ZIMCO XVI L.L.C. (MD)
ZIMCO XVII L.L.C. (MD)
ZIMCO XVIII L.L.C. (MD)
ZIMCO XX L.L.C. (MD)
ZIMCO XXI L.L.C. (MD)
ZIMCO XXII L.L.C. (MD)
ZIMCO XXIII L.L.C. (MD)
ZIMCO XXIV L.L.C. (MD)

ZIMCO XXIX L.L.C. (MD)
ZIMCO XXV L.L.C. (MD)
ZIMCO XXVI L.L.C. (MD)
ZIMCO XXVII L.L.C. (MD)
ZIMCO XXVIII L.L.C. (MD)
ZIMCO XXX L.L.C. (MD)
ZIMCO XXXI L.L.C. (MD)
ZIMCO XXXII Limited Partnership (MD)
ZIMCO XXXIII L.L.C. (MD)
'76 Housing Partnership Investments Limited
1-36 Jaidee Drive Associates Limited Partnership
1625 RoseMarie Limited Partnership
2100 Idlewood Avenue, L.P.
224 E. Commonwealth Apartments, L.P.—VI
224 E. Commonwealth Apartments, L.P.—XII
249 Albany Heights Limited Partnership
300 Broadway Associates
324 South Horne Street Associates, L.P.
3258 BCP Associates, L.P.
3971 E. Bijou Associates
601 North Grand Avenue Partners L.P.
Alabama Properties, Ltd. II
Alabama Properties, Ltd., V
Alex Place, Limited Partnership
Alexander Place Apartments Partnership
Apple Ridge Single Homes, L.P., a Kentucky Limited Partnership
Apple Tree Apartments
Archer's Green Limited Partnership
Aristocrat Manor, Ltd.
Arkansas City, LP
Arlington Senior Housing, L.P.
Art Museum—Bergdoll
Art Museum—Chandler
Art Museum—Wallace
Ashville Equity Limited Partnership
Atlantic Pines Apartments, Ltd.
Avondale Siesta Pointe Apartments, LP.
Azalea Court Investment Group, Brentwood Limited
Baldwin County Housing Ltd.
Bella Grande, Ltd.
Bellair Manor, Ltd.
Belleville Manor Apartments, Ltd.
Bells Bay Limited Partnership
Belmont 189 Associates
Beloit Mature Adult Housing, L.L.C.
Berea Single Family Homes, Ltd.
Bethany Apartments Limited Partnership
Bethel Towers Limited Dividend Housing Assoc.
Better Housing Associates
Birch Manor Apartments Ltd.—Phase I
Birch Manor Apartments Ltd.—Phase II

Blue Lake Pointe Apartments, Inc. [Florida Corp.]
Blue Lake Pointe, Inc. [Florida Corp.]
Bluewater Limited Dividend Housing Association
Boynton Associates, Ltd.
Branford Development Associates, LP
Brighton Apartments Associates L.P.
Bristol Partners, L.P.
Broadmoor at Chelsea Acquisition, L.P.
Broadway City Terrace Corporation [New York Corp.]
Brown Building Development, LLC—X
Bryden House, Limited Partnership
Burlington Hotel Building, Ltd.
Burlington River Apartments Limited Partnership
Burnham Gerel
BW Company, L.L.C.
Cadillac Lofts, L.L.C., a Texas limited partnership—IX
Cambridge Court
Cameron Park Village Limited—I
Cameron Park Village Limited—VI
Canyon Shadows, L.P.
Casa Quintana, Ltd.
Cassady Village Apartments, Ltd.
Catalina Enterprises, L.P.
Cedar Terrace Apartments, Ltd.
Central Station Limited Partnership
Central Stroud Limited Partnership
Century Plaza Management Corp.
Century Tower Apartments, L.P.
Chandler Commonwealth Limited Partnership
Chandler Properties Development Associates LP
Charles Street Associates Limited Partnership
Charlotte Lake River Associates
Charlton Housing Associates
Cherrywood Associates
Cherrywood Associates
Chico Gardens Limited Partnership
Cimarron Acquisition Partners, L.P.
City Terrace Associates Limited Partnership
Civic Housing Associates I
Civic Housing Associates II
Clarke Court, LLC
Clarkwood Apartments Ltd.—Phase I, a Joint Venture
Clarkwood Apartments Ltd.—Phase II
Clearfield Manor Associates Ltd.
Cliffs Apartments L.P.
Clinton Apartments, Ltd.
Cloverdale Heights Apts., Ltd.
Cobblestone Corners, L.P.
Coes Pond Limited Partnership
Cold Spring Single Family Homes, Ltd.
College Oaks Park, L.P.

Columbus Junction Park, Limited Partnership
Comfed Qualified Housing Limited Partners XII
Country Club Heights Management Corp. [F/K/A Pacific Coast Villa Housing Corp.]
Country Club Woods, Affordable Homes, Ltd.
Countryside North American Partners, L.P.
Countryview Columbus, Ltd.
Countryview Estates I, LP
Courts of Cicero II, L.P.
Creekwood Apartments, Ltd.
Creekwood Associates, L.P.
Crestwood Associates, L.P.
Crockett Manor Apartments
Cryar Homes, Limited Partnership
Crystal Springs Associates, Ltd.
Cummings Mill LLC—X
Cummings Mill LLC—XII
D & B Housing Opportunities, L.P.
Del Moral Limited Partnership
Delavan Mature Adult Housing, LLC
Delphia House Associates
Dickens II Apartments
Dillon Place Associates Limited Partnership
Dixon River Apartments, L.P.
Douglas Street Landing. Ltd. a Texas Limited Partnership—IX
Douglas Street Landing. Ltd. a Texas Limited Partnership—VII
Eastridge Associates, Ltd.
Edgewood, A Limited Partnership
Elm Green Apartments Limited Partnership
Elm Terrace Duncan Limited Partnership
Emporia Limited
Englewood Associates, L.P.
Evangeline Village Apts. Louisiana Partnership
Evansville Senior Housing
Fair Forest IV Limited Partnership
Fair Oaks Estates, Ltd.
Fairlawn Green Acquisition L.P.—II
Fairlawn Green Acquisition L.P.—III
Fairmont Hills Apartments Limited Partnership
Fillmore Investors, Ltd.
Fourth Street Apartment Investors
Fox Point Associates
Fox Ridge Associates, L.P.
Freeland Management Inc. [PA Corp.]
French Embassy Associates, L.P.
Friendship Forest Park Limited Dividend Hsng Assoc
Friendship Village Limited Partnership
Gallatin Associates, L.P.
Gardens of Daytona, Ltd.
Genesis Court Limited Partnership
Genoa Plaza Ltd. Partnership
Georgetown Management, Inc.

Georgetown Woods Senior Apartments L.P.
Germantown, A Limited Partnership
Gifford Groves, Ltd.
Glenark Associates, L.P.
Golden Oak Village Limited Partnership
Grand Meadows II LDHA L.P.
Grandview Management, Inc.
Grandview Place
Granite Heights LP
Grant-Ko Enterprises Limited Partnership
Great Basin Associates Limited Partnership
Great Basin Associates Limited Partnership, II
Great Basin Associates Limited Partnership, IV
Greater Mesa Property Associates L.P.
Green-Ko Enterprises Limited Partnership
Grimes Park Apartments, L.P.
Grinnell Park Apartments
Gulfport Associates, Ltd.
Hammond Housing 1994 Partners, ALPIC
Hampshire House Apartments, Ltd.
Hardin Hammock Estates Associates, Ltd.
Harrison Square Limited Partnership
Hawthorn Village I, L.P.
Heartland Park Elderly Living Center, L.P.
Henna Townhomes, Ltd.
HEP Enterprises, Inc.
Heritage Eagle Villas, Ltd.
Heritage Forest Grove, Ltd.
Heritage Hollybrook, Ltd.
Heritage Phoenix, Ltd.
Heritage Village Blackshear, Limited Partnership
Heritage Willow Glen, LTD.
Hickory Hills Townhomes, Ltd.
Hillcrest Apartments L.L.C.
Housing Associates Limited
Housing Investors Limited
Housing Partnership Investments Limited
Housing Technology Associates
HPIL, Inc.
Hummelstown Housing Associates
Huntington Hacienda Associates—III
Huntington Hacienda Associates—VI
Huntsville Properties Limited Partnership
Hutton/Real American Properties
Inwood Colony, Ltd.
Ivywood Apartments Limited Partnership
Jacob's Landing, L.P.
James Court Associates
James Court Associates (Day Meadows)
Jamestown Terrace
Jasper County Properties, Ltd.

Jefferson Meadows Limited Dividend Housing Assoc.
Jenny Lind Hall Second Ltd. Partnership
Johnston Mill Associates Limited Partnership
Johnstown Management, Inc. [PA Corp.]
Kaufman Management, Inc. [Texas Corp.]
Kentucky Manor Apartments, Ltd.
Kentucky River Apartments, Ltd.
King's Lynne Apartments Company
Kiwanis Manor L.P.
Lake Havasu Associates L.P.
Lake Towers Associates II
Lakeside Apartments I
Lakeside Apartments Ltd.
Landmark Associates LP
Las Montanas Village, L.P.
Las Palomas Village Limited Partnership
Liberty Towers Associates II Limited Partnership
Livingston Housing 1994 Partners
Locust Corporation
Lone Oak Apartments, Ltd.
Longbranch Associates, L.P.
Lonsdale Housing Associates
Mangonia Residence I, Ltd.
Manna Crest Homes Limited Partnership
Maquoketa Housing, L.P.
Marina Del Rey, Ltd.
Martinez Park Villas, Ltd.
Maunakea Palms Limited Partnership
Maunakea Palms, Inc. [Hawaii Corp.]
Meadow Lake I, A Limited Partnership
Meadow Lake Phase II, A Limited Partnership
Meadow View Associates, L.P.
Meadows Run Limited Partnership
Mecklenburg Mill Associates LP
Megan Manor, Limited Partnership
Mercer Partners Ltd.
Mesa Broadway Property Limited Partnership
Mesa Valley Housing Associates II—X
Mesa Valley Housing Associates II—XI
Mesa Valley Housing Associates L.P.
Mews Acquistion, L.P.
Michigan Beach Limited Partnership
Midtown Mesa Limited Partnership
Mohave Partners, L.P.
Monroe County Apts. 2 & 3 L.P.
Montgomery Oaks Associates, A Calif. LP
Monticello Manor, Ltd.
Morningstar Sr. Citizen Urban Renewal Housing Group, L.P.
Mount Union Apartments, Ltd.
Mountain View Limited Partnership
Mountain View Limited Partnership II

Mt. Carroll Apartments, LP
Muscatine Housing, L.P.
National Corporate Tax Credit Fund
National Corporate Tax Credit Fund II
National Corporate Tax Credit Fund III
National Corporate Tax Credit Fund IV
National Corporate Tax Credit Fund IX
National Corporate Tax Credit Fund V
National Corporate Tax Credit Fund VI
National Corporate Tax Credit Fund VII
National Corporate Tax Credit Fund VIII
National Corporate Tax Credit Fund X
National Corporate Tax Credit Fund XI
National Corporate Tax Credit Fund XII
National Corporate Tax Credit Fund XIII
National Corporate Tax Credit Fund XIV
National Corporate Tax Credit, Inc.
National Corporate Tax Credit, Inc. II
National Corporate Tax Credit, Inc. III
National Corporate Tax Credit, Inc. IV
National Corporate Tax Credit, Inc. IX
National Corporate Tax Credit, Inc. Of Pennsylvania [PA Corp.]
National Corporate Tax Credit, Inc. VI
National Corporate Tax Credit, Inc. VII
National Corporate Tax Credit, Inc. VIII
National Corporate Tax Credit, Inc. X
National Corporate Tax Credit, Inc. XI
National Corporate Tax Credit, Inc. XII
National Corporate Tax Credit, Inc. XIII
National Corporate Tax Credit, Inc. XIV
National Partnership Credit Facility Corp.
National Partnership Equities, Inc.
National Partnership Investments Corp.
National Partnership Management Corp.
National Partnership Services Corp.
National Tax Credit Investors II
National Tax Credit Management Corp.
National Tax Credit Partners, L.P.
National Tax Credit, Inc.
National Tax Credit, Inc. II
Neighborhood Restorations, L.P. V
New Binford Assoc, Ltd.
New Haven Apartments, Limited Partnership
New-Bel-Mo Enterprises Limited Partnership
Newton Apartments, Ltd.
Nickel River Investment, a Wisconsin limited partnership
Noble Senior Housing, L.P.
North Liberty Park, Limited Partnership
Northwestern Partners, Ltd.
Norwalk Park Apartments, L.P.
Norwood Housing Associates, L.P.

Oak Hill Apartments, Ltd.
Oak Tree Towers
Oakbrook Acquisition, L.P.
Oakhaven Apartments Limited Partnership—I
Oakhaven Apartments Limited Partnership—IV
Oakridge Park Apartments I
Oakridge Park Phase II
Oakview Apartments
Oakview Spartanburg Associates, L.P.
Oakwood Apartments, Ltd.—Phase I
Oakwood Apartments, Ltd.- Phase II
Oakwood Manor Associates, Ltd.
Old Financial District Limited Partnership—X
Old Financial District Limited Partnership—XI
One Madison Avenue Associates
Opportunity Associates 1991, L.P.
Opportunity Associates 1994, L.P.
Orocovix Limited Dividend Partnership
Oshtemo Limited Dividend Housing Association
Pachuta Apartments, Ltd.
Pacific Place Apartments, L.P.
Palace View Housing L.P.
Palm Springs View Apartments, Ltd.
Pampa Partnership Limited
PAP Partnership, L.P.
Paradise Palms Multi-Housing Limited Partnership—IX
Paradise Palms Multi-Housing Limited Partnership—XI
Paradise Palms Senior Housing Limited Partnership
Paris Hotel
Park Acquisition, L.P.
Park Associates, L.P.
Park Crest, Ltd.
Park Lane Associates, L.P.
Park Meadows Acquisition, L.P.
Park Place Associates
Park Vista Ltd.
Park Vista Management Corp.
Parksedge Associates
Partnership 18, L.P., A Virginia Limited Partnership
Partnership for Housing Limited
Patee Villas I, L.P.
Pen-Hill-Co Limited Partnership
Pennsylvania Housing Partners
Petersburg East, Section I
Phillips To The Falls LLC
Phoenix Broadway Associates, L.P.
Phoenix Vineyard Limited Partnership
Pine Creek Apartments, Ltd.
Pineridge Associates LP
Pineridge Management, Inc.
Pineview Terrace I, L.P.

Plaza Village Group
Pleasant Hill Villas, L.P.
Poplar Pointe Limited Partnership
Prescott Equities Holdings, L.P.
Puerto Rico Management, Inc.
PUL-Coral Gardens Apartments Limited Partnership
Quivira Management, Inc.
Quivira Place Associates, L.P.
Rancho Del Mar Apartments Limited Partnership
Rand Grove Associates
Real Estate Associates Limited
Real Estate Associates Limited II
Real Estate Associates Limited III
Real Estate Associates Limited IV
Real Estate Associates Limited V
Real Estate Associates Limited VI
Real Estate Associates Limited VII
Real Estate Partners Limited
REAL-Equity Partners
Red Bird Trails Associates L.P.
Redfern Grove Associates
Redmond Building Limited Partnership
Regency Partners LP
Regency-National Corporate Tax Credit, Inc. II [Ohio Corp.]
Residential Associates Limited
RHDC-1 LP
RHDC-2, Limited Partnership
Richards Park Apartments, Ltd.
Richland Senior Associates
Ridgemont Group, Ltd.
River Ridge Apartments L.P.
River Ridge Apartments Limited Partnership
Rockfalls Elderly Living Center, L.P.
Rocky Creek Limited Partnership
Roebern, Ltd.
Rolling Hills Apartments, Ltd.
Rosewood Apartments Corporation
Royal Palm Lakes, Ltd.
Sabine Housing 1994 Partners
Salem Park, A Limited Partnership
Sandy Pines, Ltd.
Santa Maria Limited Div. Partnership Assoc.
Sauk-Ko Apartments
Scituate Vista Apartments
Seaview Towers Associates
Seaview Towers, Inc. [New York Corp.]
Sebco I Apartments
Sebco II Associates
Serendipity Limited
Seward Associates
Shawnee Meadows Limited Partnership

Shearson Lehman/Coast Savings Housing Partners
Sheboygan Regency House
Shenandoah Crossings, L.P.—IV
Shenandoah Crossings, L.P.—XII
Shenandoah L.P.
Sheridan Plaza Associates II Limited Partnership
Shockoe Place Apartments, L.L.C.
Shubuta Properties, Ltd.
Sierra Meadows, LP
Signature Midwest, L.P.
Silver Hill Mill Dam Associates
Sitka III Associates
SJT Associates, Ltd.
Sol 413 Limited Dividend Partnership
Soldotna Associates
Southern Missouri Housing II, LP
Southern Missouri Housing VI, L.P.
Southern Missouri Housing X, L.P.
Southern Missouri Housing XII, LP
Southern Missouri Housing XIV, L.P.
Southern Missouri Housing XVI, L.P.
Springfield Villas, Ltd. a Texas Limited Partnership
Springhaven Winn Limited Partnership
St. Stephen's Housing Associates
Sterling Grove L.P.
Sterling Towers Associates II L.P.
Strategic Capital Alliance L.P.
Strum Affordable Housing, LLC
Subsidized Housing Partners
Sugar River Mills
Sugarberry Apartments Corp.
Summer Crossings 40, a Limited Partnership
Sun Garden Plaza Associates, L.P.
Sydnor & Hundley Building—IX
Sydnor & Hundley Building—X
Tailored Lady Apartments Partnership
Teran Local Partnership
Texas Birchwood Apartments, L.P.
Texas Brook Apartments, L.P.
Texas Estrada Apartments, L.P.
Texas Kirnwood Apartments, L.P.—IV
Texas Kirnwood Apartments, L.P.—VII
Texas Melody Apartments, L.P.
The Branford Group Limited Partnership
The Glens, L.P.
The Lofts at Albuquerque High, L.P.
The Oaks Apartments, Ltd.
Thibodeaux Housing 1994 Partners, ALPIC
Torres Del Plata I, L.P.
Torres Del Plata II Limited Partnership
Torries Chase Acquisition, L.P.

Towering Pines Management Corp.
Tradewinds East Associates Limited Dividend Housin
Tradewinds Hammocks, Ltd.
Troon Apartments Limited Partnership
Truman Towers, L.P.
Twelfth Street Apartments L.P.
Twin Oaks Villas, Ltd.
Tyrone Elderly
University City Housing Neighborhood Restorations L.P. IV
Upcountry Limited Partnership
Utopia Acquisition, L.P.
Valebrook Associates, L.P.
Valley Oaks Senior Housing Associates, a L.P.
Villa Florentina, A California Limited Partnership
Village Apartment, Ltd.
Vinton/Park School Apartments
Virginia Park Meadows Limited Dividend Housing A.
Vista Housing Associates, L.P.
Walnut Creek Partners, Limited
Warren Heights Apartments Limited Partnership
Waterford Townhomes, L.P.
Waycross, L.P.—VI
Waycross, L.P.—VIII
West Lafayette, Ltd.
West Town Housing Partners
Westbury Manor, Ltd.
Westgate Apartments, Ltd.
Westland Apartments, Ltd.
Wildwood Acquisition, L.P.
Wilikina Park Limited Partnership
Williamsburg Acqusition, L.P.
Williamson Towers Associates
Willow Court Limited Partnership
Winchester Single Family Homes, Ltd.
Windmill Run Associates, Ltd.
Woodcroft II Limited Partnership
Wynnefield Lincoln Grove Limited Partnership
Yellow Creek Glen Family Housing Limited Partnership
Yorkview Estates. Ltd.
Zelotes Holmes Limited Partnership

QuickLinks

  Exhibit 21.1